[EATON VANCE LOGO]

                                                                  [GRAPHIC]

                                                                  EDUCATION


Semiannual Report March 31, 2002




[GRAPHIC]                          EATON VANCE                        California
                                   MUNICIPALS
                                     TRUST                               Florida

                                                                   Massachusetts

                                                                     Mississippi

                                                                        New York

                                                                            Ohio

                                                                    Rhode Island

                                                                   West Virginia

[GRAPHIC]

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

As a major financing mechanism for local and state public initiatives, the municipal bond market is among the most complex areas of the fixed-income investment universe. More than 50,000 state and local entities issue municipal securities, with 1.5 million separate bond issues outstanding. Not surprisingly, given the complexity and diversity of this market, professional trading expertise provides a distinct advantage to mutual fund investors. As part of our continuing series, we thought it might be helpful to discuss some of the trading fundamentals within this dynamic market.


The Municipal Bond Market:
A $1.5 trillion over-the-counter
financial marketplace...

Unlike the stock market, which features exchanges that oversee trading in specific stocks, the $1.5 trillion municipal bond market is traded entirely over-the-counter. The primary market presents opportunities in new issues brought to market by underwriters. Typically, the underwriters will indicate a date on which the bonds will be priced in line with prevailing interest rates. This notice gives institutional investors time to study the issue as to its suitability for their needs, while giving the underwriters a fairly accurate indication of interest from the investment community.

The secondary market features trading in already-outstanding issues. While many bonds are actively traded, others trade infrequently. This naturally places a premium on strong research capabilities, with a clear line of communication between the research and trading areas. Under SEC disclosure rules, bond issuers must list financial information and data in the Official Statement of the primary offering and update that information annually, as well as provide ongoing notice of material events. These regulations were designed to improve the availability of information, increasing market transparency and benefiting all municipal investors. A strong research effort keeps the trading desk up-to-date for any changes in a bond issuer's fundamentals.

Bond prices and yields are influenced by many fundamental and technical factors...

Bond prices and yields are based on a variety of important criteria, incorporating interest rate levels. Key considerations used to evaluate bond prices include:

     -    Coupon;
     -    Maturity;
     -    Call provisions;
     -    Trading characteristics of similar, bellwether bonds;
     -    Supply and demand for the bond;
     -    Creditworthiness of the issuer;
     -    Frequency of bond issuance by issuer; and
     -    Trading volume of the issue.

By examining these characteristics and comparing a prospective bond with bellwether issues, a trader can fairly ascertain at what level an issue is reasonably priced.

Experience, support and market presence can provide an advantage...

At Eaton Vance, we have been prominent participants in the municipal market and have developed a broad trading expertise, as well as a wealth of market contacts. For example, Eaton Vance has three traders dedicated solely to the municipal market and backed by a full support staff and a complete range of research capabilities necessary to meet any market challenge.

The tax-exempt market has historically been a primary engine of public works and economic development. We remain confident that the future will present additional opportunities and believe that our trading and research commitments demonstrate our faith in this exciting market.


                                               Sincerely,

                                               /s/ Thomas J. Fetter
                                               Thomas J. Fetter
                                               President
                                               May 6, 2002


Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

MARKET RECAP

The U.S. economy, which faltered in the first half of 2001, was dealt a further blow by the tragic events of September 11. Weighed down by excess inventories, reduced business investment and demoralized consumers, the economy posted its highest unemployment rate in six years, with job losses especially high in the technology, telecom, manufacturing and retailing sectors. According to the National Bureau of Economic Research - the agency responsible for dating economic cycles - the economy was officially declared in a recession for the first time in a decade. However, the U.S. economy proved remarkably resilient as the year drew to a close, stunning investors and consumers alike with a surprisingly strong showing in the fourth quarter of 2001.


Following a shallow recession, Gross Domestic Product rebounded in the fourth quarter of 2001...

The recession proved to be both shallow and of short duration. While third quarter Gross Domestic Product contracted 1.3%, the first such quarterly decline since 1991, the Commerce Department's final figures showed that fourth quarter GDP registered a 1.7% rise, as rebuilding efforts, sales incentives and a restocking of inventories suggested that the recovery was in its early stages.


In response to a stronger economy, the Federal Reserve ends its interest rate cuts ...

In an effort to stimulate the economy, the Federal Reserve aggressively lowered short-term interest rates in 2001. The Fed lowered its benchmark Federal Funds rate - a key short-term interest rate barometer - on 11 occasions for a total of 475 basis points (4.75%). The rate cuts generated a strong rally in the municipal market in the first half of 2001.

However, with mounting evidence that a recovery was imminent, the Federal Reserve signaled late in 2001 that it had completed its current cycle of rate cuts. At its March 2002 Open Market Committee meeting, the Fed indicated that its next interest rate move would likely be to raise rates. Not surprisingly, as the economic horizon improved and the interest rate picture changed, the municipal bond market gave back some of its 2001 gains. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a total return of 0.33% for the six months ended March 31, 2002.*


The near-term inflation outlook remains tame, a favorable sign for the bond market...

While the economic recovery is in its early stages, we believe the outlook for the bond market remains favorable. For several reasons, inflation does not appear a significant threat. First, technology has kept productivity strong through this business cycle. Second, the modest dimensions of the recession suggest a gradual recovery. Third, wage pressures - a traditional harbinger of inflation - have been suppressed by the high unemployment rate. And finally, excess global capacity, including U.S. capacity, is likely to keep a cap on prices.

Given the modest inflation outlook, real (inflation-adjusted) long-term municipal yields are unusually high, a situation that bodes well for the tax-exempt market. We, therefore, believe that municipal bonds will continue to represent an attractive investment vehicle for tax-conscious investors in 2002.

*It is not possible to invest directly in an Index.

[SIDENOTE]

MUNICIPAL BONDS YIELD 92% OF TREASURY YIELDS

[CHART]

30-YEAR AAA RATED               5.35%
GENERAL OBLIGATION (GO) BONDS*

TAXABLE EQUIVALENT YIELD        8.71%
IN 38.6% TAX BRACKET

30-YEAR TREASURY BOND           5.79%

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

* GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT NECESSARILY REPRESENTATIVE OF THE FUNDS' YIELDS. STATISTICS AS OF MARCH 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

SOURCE: BLOOMBERG L.P.

EATON VANCE CALIFORNIA MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- The California economy navigated the recession better than most state economies, boosted by southern California's strong activity. A pick-up in computer and semiconductor demand in recent months suggested a more widespread recovery on the horizon. The state's March 2002 jobless rate was 6.1%, up from 4.8% a year ago.

- Escrowed and pre-refunded bonds were the Portfolio's largest sector weighting at March 31. Backed by Treasury bonds, escrowed issues provide above-average coupons, are deemed very high quality and are especially valued by investors in a difficult credit environment.

- Special tax revenue bonds constituted a significant investment for the Portfolio. These issues provided California communities a way to finance a wide variety of public initiatives demanded by the state's rapid growth, including utilities, water and sewer projects and transportation projects.

- Amid a volatile market, management continued to adjust the Portfolio's coupon structure and call characteristics. In a falling rate environment, adequate call protection improves capital appreciation potential.

RATING DISTRIBUTION*

[CHART]

NON-RATED      17.8%
AAA            58.6%
AA             14.4%
A               6.4%
BBB             2.8%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of -1.65% and -1.81%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.44 on March 31, 2002, from $10.88 on September 30, 2001, and the reinvestment of $0.264 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $9.65 from $10.05, and the reinvestment of $0.222 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 5.08% for Class A and 4.72% for Class B.(3) These distribution rates are equivalent to taxable rates of 9.12% and 8.48%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 4.64% and 4.54%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 8.33% and 8.15%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

[CHART]

ESCROWED/PREREFUNDED                                   28.2%

LEASE REVENUE/CERTIFICATES OF PARTICIPATION**          19.7%

INSURED ELECTRIC UTILITIES**                           11.3%

SPECIAL TAX REVENUE                                    10.8%

INSURED WATER & SEWER**                                 5.5%

 *May not represent the Portfolio's current or future investments.

**Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                                         CLASS A       CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 2.23%        1.86%
Five Years                                               5.53         5.08
Ten Years                                                N.A.         5.35
Life of Fund+                                            6.21         5.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                -2.67%       -3.01%
Five Years                                               4.51         4.75
Ten Years                                                N.A.         5.35
Life of Fund+                                            5.55         5.91

+Inception date: Class A: 5/27/94; Class B: 12/19/85

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 44.31% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
    (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE FLORIDA MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Florida's service economy suffered in 2001, as tourism was slowed by the September 11 attacks. In recent months, however, with consumer confidence on the mend and the national economy firming, travel has increased, suggesting an incipient economic recovery. The state's jobless rate was 5.3% in March 2002, up from 4.1% a year ago.

- The Portfolio's largest sector weightings were in essential services bonds. Insured** transportation and insured** water and sewer bonds represented a high-quality investment and provided financing for Florida's fast-growing infrastructure needs.

- Insured** special tax revenue bonds were a significant investment for the Portfolio. These issues provided communities a way to finance a wide variety of public initiatives, including utilities, water and sewer projects and transportation projects.

- Management continued to update the Portfolio's coupon distribution in reaction to the volatility in the market. In addition, management continued to upgrade call protection structure to protect against untimely calls and improve the Portfolio's appreciation potential.

RATING DISTRIBUTION*

[CHART]

NON-RATED                          14.6%

AAA                                72.2%

AA                                  6.3%

A                                   2.8%

BBB                                 4.1%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of 0.12% and -0.35%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.37 on March 31, 2002, from $10.63 on September 30 2001, and the reinvestment of $0.274 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.63 from $10.90, and the reinvestment of $0.234 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 5.29% for Class A and 4.52% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.62% and 7.36%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 4.92% and 4.41%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 8.01% and 7.18%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

[CHART]

INSURED TRANSPORTATION**                               17.0%

ESCROWED/PREREFUNDED                                   10.2%

INSURED SPECIAL TAX REVENUE**                          10.1%

INSURED WATER & SEWER**                                 8.3%

INSURED HOSPITAL**                                      8.0%

 *May not represent the Portfolio's current or future investments. **Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                                          CLASS A      CLASS B
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 4.23%        3.38%
Five Years                                               5.54         4.74
Ten Years                                                N.A.         5.33
Life of Fund+                                            6.16         6.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                -0.70%       -1.57%
Five Years                                               4.52         4.40
Ten Years                                                N.A.         5.33
Life of Fund+                                            5.51         6.08

+ Inception date: Class A: 4/5/94; Class B: 8/28/90

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state intangibles tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 38.60% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:
     5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE MASSACHUSETTS MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- While Massachusetts job growth slackened in 2001, recent trends have suggested improving business conditions. Biotechnology continued its strong growth, while the outlook for software and technology has improved somewhat. The state's March 2002 unemployment rate was 4.4%, well above the 3.1% rate of a year ago.

- Hospital bonds represented a major emphasis of the Portfolio. In light of more restrictive reimbursement policies, pressures have increased on hospitals to contain costs. The Portfolio focused on institutions with sound fundamentals that we believe are likely to perform well in an increasingly competitive industry. Insured education bonds** were characteristically attractive in a slow economy, as they tend to be less sensitive to economic cycles. Portfolio investments included issues for such institutions as Berklee College of Music and Tufts University.

- Like many states, Massachusetts is facing a dire budget crisis. The Portfolio was generally unaffected by the situation, as management has avoided exposure to Commonwealth of Massachusetts bond issues or other credits that depend upon the budget. Management continued to upgrade call protection to guard against untimely calls and improve the Portfolio's appreciation potential.

RATING DISTRIBUTION*

[CHART]

NON-RATED           6.9%

AAA                46.8%

AA                 13.4%

A                  21.0%

BBB                11.9%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A, B, and I shares had total returns of -0.23%, -0.75%, and -0.31%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.29 on March 31, 2002, from $9.55 on September 30, 2001, and the reinvestment of $0.240 per share in tax-free income;(2) for Class B, a decrease in NAV to $10.36 from $10.66, and the reinvestment of $0.222 per share in tax-free income;(2) and for Class I, a decrease in NAV to $9.59 from $9.87, and the reinvestment of $0.251 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on March 31, 2002, the distribution rates were 5.18% for Class A, 4.39% for Class B, and 5.37% for Class I.(3) These distribution rates are equivalent to taxable rates of 8.91%, 7.55%,and 9.23%, respectively.(4)

- The SEC 30-day yields for Class A, B, and I shares at March 31, 2002, were 4.88%, 4.36%, and 5.33%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 8.39%, 7.50%,and 9.17%, respectively.(4)


FIVE LARGEST SECTORS*

By total net assets

[CHART]

ESCROWED/PREREFUNDED                         14.7%

HEALTH CARE - MISCELLANEOUS                  10.1%

HOSPITAL                                      9.8%

INSURED EDUCATION**                           9.7%

WATER & SEWER                                 9.4%

 *May not represent the Portfolio's current or future investments.

**Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                                         CLASS A     CLASS B     CLASS I
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------------
One Year                                                 3.21%       2.44%       3.35%
Five Years                                               5.65        4.79        5.76
Ten Years                                                N.A.        5.19        N.A.
Life of Fund+                                            4.60        5.64        5.14

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------------------
One Year                                                -1.67%      -2.46%       3.35%
Five Years                                               4.63        4.46        5.76
Ten Years                                                N.A.        5.19        N.A.
Life of Fund+                                            3.99        5.64        5.14

+Inception date: Class A: 12/7/93; Class B: 4/18/91; Class I:6/17/93

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 41.85% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE MISSISSIPPI MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- March 2002 brought a slightly higher rate of unemployment for Mississippi. The new rate was 6.9%, compared to 6.6% for February. Job losses were posted in the areas of apparel, textile mills products, electronic equipment, and transportation, while retail and construction registered modest gains.

- Insured hospital bonds** represented a major emphasis of the Portfolio. Management focused on institutions with sound fundamentals that we believe are likely to perform well in an increasingly competitive industry. Escrowed and pre-refunded bonds were also a major sector weighting at March
     31. Backed by Treasury bonds, escrowed issues provide above-average coupons, are deemed very high quality and are especially valued by investors in a difficult credit environment.

- Management continued to update the Portfolio's coupon distribution to adjust to the volatility in the market. In addition, management continued to upgrade call protection structure to protect against untimely calls and improve the Portfolio's appreciation potential.

RATING DISTRIBUTION*

[CHART]

NON-RATED            3.0%

AAA                 64.9%

AA                   6.8%

A                   10.9%

BBB                 14.4%


THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of 0.14% and -0.23%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.53 on March 31, 2002, from $9.75 on September 30, 2001, and the reinvestment of $0.234 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $9.75 from $9.97, and the reinvestment of $0.198 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 4.93% for Class A and 4.16% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.45% and 7.13%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 4.39% and 3.85%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 7.53% and 6.60%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

[CHART]

INSURED HOSPITAL**                                13.3%

HOUSING                                           12.1%

ESCROWED/PREREFUNDED                              10.8%

LEASE REVENUE/CERTIFICATES OF PARTICIPATION        7.6%

INSURED GENERAL OBLIGATIONS**                      7.3%

 *May not represent the Portfolio's current or future investments.

**Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                                          CLASS A     CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 3.78%       3.05%
Five Years                                               5.32        4.60
Life of Fund+                                            4.53        4.32

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                -1.14%      -1.90%
Five Years                                               4.30        4.26
Life of Fund+                                            3.91        4.32

+Inception date: Class A: 12/7/93; Class B: 6/11/93

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 41.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE NEW YORK MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- The recession of 2001 cost the New York economy jobs across all sectors, losses aggravated by the events of September 11. Even the financial service sector, which has been a primary engine of job growth in recent years, was characterized by selected layoffs. The state's March 2002 jobless rate was 5.9%, up from 4.3% a year ago.

- After education bonds, which were once again the largest sector representation among the Portfolio's holdings, the Portfolio had a significant commitment to lease revenue/certificate of participation bonds and special tax revenue bonds at March 31. These issues financed a wide variety of public projects within the state, including health facilities and urban development.

- Amid sharply lower interest rates, management updated coupon structure while continuing its efforts to upgrade the Portfolio's call protection. With low interest rates likely to prompt a series of refundings, call protection has became increasingly important for municipal investors.

RATING DISTRIBUTION*

[CHART]

NON-RATED           11.8%

AAA                 20.2%

AA                  49.8%

A                   16.2%

BBB                  1.5%

B                    0.5%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of 0.60% and 0.23%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.42 on March 31, 2002, from $10.61 on September 30, 2001, and the reinvestment of $0.254 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $11.25 from $11.45, and the reinvestment of $0.228 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 4.89% for Class A and 4.15% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.55% and 7.26%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 4.83 and 4.32%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 8.45% and 7.55%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

[CHART]

EDUCATION                                         26.5%

LEASE REVENUE/CERTIFICATES OF PARTICIPATION       10.8%

SPECIAL TAX REVENUE                                9.4%

INSURED TRANSPORTATION**                           7.4%

TRANSPORTATION                                     5.0%

 *May not represent the Portfolio's current or future investments.

**Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                                          CLASS A     CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 4.06%       3.27%
Five Years                                               6.28        5.45
Ten Years                                                N.A.        5.98
Life of Fund+                                            6.41        6.63

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                -0.85%      -1.68%
Five Years                                               5.25        5.12
Ten Years                                                N.A.        5.98
Life of Fund+                                            5.76        6.63

+Inception date: Class A: 4/15/94; Class B: 8/30/90

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.81% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE OHIO MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- Like many other states, Ohio is dealing with the fall-out from last year's economic recession. The budget crisis the state currently faces is partly a function of lower-than-expected personal income, a lagging indicator of the difficult economic environment of 2001. The state's unemployment rate rose to 5.7% in March 2002, in line with the national level.

- In a challenging health care climate, management remained very selective with respect to the hospital sector, continuing to focus on hospital issues that are well-positioned institutions in niche markets. Industrial development revenue bonds (IDRs) continued to be a significant sector weighting of the Portfolio. In a weaker economy, management has remained very selective and emphasized diversification within the IDR segment.

- With interest rates declining sharply, management took advantage of strong demand among retail investors to adjust coupon structure, while upgrading the quality of the Portfolio. Management also continued to focus on bonds that have superior call protection. In a lower interest rate climate, call protection is likely to prove increasingly important to performance.

RATING DISTRIBUTION*

[CHART]

NON-RATED     19.3%

AAA           40.0%

AA            12.0%

A             18.3%

BBB            9.1%

BB             1.3%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of 0.50% and 0.03%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $8.94 on March 31, 2002, from $9.13 on September 30, 2001, and the reinvestment of $0.236 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.10 from $10.32, and the reinvestment of $0.223 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 5.30% for Class A and 4.53% for Class B.(3) These distribution rates are equivalent to taxable rates of 9.33% and 7.98%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 5.21% and 4.66%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 9.17% and 8.21%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

[CHART]

HOSPITAL                         12.8%

INSURED TRANSPORTATION**         10.8%

NURSING HOME                     10.1%

INDUSTRIAL DEVELOPMENT REVENUE    9.6%

INSURED ELECTRIC UTILITIES**      7.0%

  *May not represent the Portfolio's current or future investments.

 **Private insurance does not remove the interest rate risks associated with these investments.


FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                           CLASS A       CLASS B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                  2.92%         2.15%
Five Years                                4.91          4.06
Ten Years                                 N.A.          5.13
Life of Fund+                             4.22          5.46

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                 -2.00%         2.72%
Five Years                                3.88          3.74
Ten Years                                 N.A.          5.13
Life of Fund+                             3.61          5.46

+Inception date: Class A: 12/7/93; Class B: 4/18/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 43.21% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE RHODE ISLAND MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- The Rhode Island economy slowed, along with the rest of the country, in 2001. The state has also been facing budget deficits in the wake of last year's recession. Unemployment remained relatively low, however; 4.5% in March 2002, unchanged from a year ago, and outpacing the national rate of 5.7%. Housing prices rose at a faster rate than any other state in the U.S. during 2001.

- The Portfolio had some exposure to Rhode Island general obligation bonds
  (GOs). However, these holdings were insured** GOs,indicating minimal credit risk, and were unaffected by the state's budget crisis.

- The Portfolio added a new higher education bond to its holdings in the past six months. Issued by the Rhode Island Health and Educational Building Corp., the bond is financing housing at the Rhode Island School of Design.

- Management also continued to update call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

RATING DISTRIBUTION*

[CHART]

NON-RATED      5.5%

AAA           68.0%

AA             6.9%

A              8.4%

BBB           10.5%

BB             0.7%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of -0.60% and -0.94%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.42 on March 31, 2002, from $9.71 on September 30, 2001, and the reinvestment of $0.234 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $9.65 from $9.94, and the reinvestment of $0.198 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 4.98% for Class A and 4.22% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.98% and 7.61%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 4.61% and 4.08%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 8.31% and 7.36%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

INSURED EDUCATION**              16.9%

INSURED SPECIAL TAX REVENUE**    10.0%

HOSPITAL                          7.9%

INSURED TRANSPORTATION**          7.4%

INSURED WATER & SEWER**           6.5%

  *May not represent the Portfolio's current or future investments.

 **Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                           CLASS A       CLASS B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                  2.92%         2.21%
Five Years                                5.49          4.78
Life of Fund+                             4.35          4.26

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                 -1.98%        -2.70%
Five Years                                4.47          4.45
Life of Fund+                             3.74          4.26

+Inception date: Class A: 12/7/93; Class B: 6/11/93


(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 44.53% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE WEST VIRGINIA MUNICIPALS FUND AS OF MARCH 31, 2002

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- West Virginia's seasonally adjusted unemployment rate was slightly higher than the U.S. rate in March 2002: 5.9% versus 5.7% for the nation. The goods-producing sector bore the brunt of the state's job losses since March 2001, with offsetting gains in services and mining.

- Management selectively sold some bonds from the Portfolio over the past six months to upgrade credit quality. Also, with lower interest rates throughout 2001 and early 2002, there was a growing possibility that some bonds would be called by their issuers prior to maturity. Therefore, management also focused its efforts on upgrading the Portfolio's call protection.

- The Portfolio added a new deal to its holdings. Issued by the West Virginia Economic Development Authority, the bond is financing a correctional facility lease project. Like many of the bonds held by the Portfolio, this issue is insured** and holds minimal credit risk.

RATING DISTRIBUTION*

[CHART]

NON-RATED      1.5%

AAA           74.8%

A             13.9%

BBB            9.8%

THE FUND

- During the six months ended March 31, 2002, the Fund's Class A and Class B shares had total returns of -0.10% and -0.57%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.51 on March 31, 2002, from $9.75 on September 30, 2001, and the reinvestment of $0.232 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $9.70 from $9.95, and the reinvestment of $0.196 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs at March 31, 2002, the distribution rates were 4.89% for Class A and 4.13% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.52% and 7.19%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at March 31, 2002, were 3.97% and 3.60%, respectively.(5) These SEC 30-day yields are equivalent to taxable yields of 6.92% and 6.27%, respectively.(4)

FIVE LARGEST SECTORS*

By total net assets

INSURED WATER & SEWER**          17.6%

INSURED HOSPITAL**               16.7%

ESCROWED/PREREFUNDED              9.2%

INSURED ELECTRIC UTILITIES**      9.0%

INSURED EDUCATION**               8.2%


  *May not represent the Portfolio's current or future investments.

 **Private insurance does not remove the interest rate risks associated with these investments.

FUND INFORMATION
AS OF MARCH 31, 2002

PERFORMANCE(6)                           CLASS A       CLASS B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                  2.54%         1.73%
Five Years                                5.38          4.54
Life of Fund+                             4.52          4.21

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                                 -2.37%        -3.16%
Five Years                                4.35          4.21
Life of Fund+                             3.91          4.21

+Inception date: Class A: 12/13/93; Class B: 6/11/93



(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
     (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value (NAV). (4) Taxable-equivalent rates assume maximum 42.59% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual total returns for Class A reflect the maximum sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yields will change.

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $221,461,272    $256,569,270     $189,864,682       $15,968,215
   Unrealized appreciation         18,120,919      10,375,869        5,335,699           587,764
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $239,582,191    $266,945,139     $195,200,381       $16,555,979
---------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $    221,537    $     63,277     $     51,152       $     6,456
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $239,803,728    $267,008,416     $195,251,533       $16,562,435
---------------------------------------------------------------------------------------------------
Liabilities
---------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    321,834    $    573,472     $    149,864       $        --
Dividends payable                     505,526         531,147          370,390            26,993
Payable to affiliate for
   Trustees' fees                          --              90               --                --
Payable to affiliate for
   distribution fees                   74,530              --               --                --
Accrued expenses                       71,426          73,258           54,701            11,303
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $    973,316    $  1,177,967     $    574,955       $    38,296
---------------------------------------------------------------------------------------------------
NET ASSETS                       $238,830,412    $265,830,449     $194,676,578       $16,524,139
---------------------------------------------------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------------------------------------------------
Paid-in capital                  $240,158,362    $258,453,003     $197,443,076       $17,212,453
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (19,537,515)     (4,146,509)      (8,662,990)       (1,397,612)
Accumulated undistributed net
   investment income                   88,646       1,148,086          560,793           121,534
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                           18,120,919      10,375,869        5,335,699           587,764
---------------------------------------------------------------------------------------------------
TOTAL                            $238,830,412    $265,830,449     $194,676,578       $16,524,139
---------------------------------------------------------------------------------------------------
Class A Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $ 21,084,542    $ 19,363,201     $ 27,794,898       $ 1,676,129
SHARES OUTSTANDING                  2,019,071       1,867,221        2,992,417           175,793
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      10.44    $      10.37     $       9.29       $      9.53
MAXIMUM OFFERING PRICE PER
   SHARE
   (100 DIVIDED BY 95.25 of
      net asset value per
      share)                     $      10.96    $      10.89     $       9.75       $     10.01
---------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $217,745,870    $246,467,248     $159,674,146       $14,848,010
SHARES OUTSTANDING                 22,565,713      23,181,777       15,413,314         1,522,539
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $       9.65    $      10.63     $      10.36       $      9.75
---------------------------------------------------------------------------------------------------
Class I Shares
---------------------------------------------------------------------------------------------------
NET ASSETS                       $         --    $         --     $  7,207,534       $        --
SHARES OUTSTANDING                         --              --          751,407                --
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $         --    $         --     $       9.59       $        --
---------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002

                                NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
--------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $304,058,697   $174,587,034     $46,217,674        $23,994,863
   Unrealized appreciation        23,812,597      1,556,034         797,506            624,439
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $327,871,294   $176,143,068     $47,015,180        $24,619,302
--------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    218,213   $     37,033     $    20,012        $        --
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                    $328,089,507   $176,180,101     $47,035,192        $24,619,302
--------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $    100,612   $    514,145     $        --        $        --
Dividends payable                    606,363        352,196          85,737             42,570
Payable to affiliate for
   Trustees' fees                         --            126              --                 --
Accrued expenses                      89,490         54,864          16,677             18,354
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $    796,465   $    921,331     $   102,414        $    60,924
--------------------------------------------------------------------------------------------------
NET ASSETS                      $327,293,042   $175,258,770     $46,932,778        $24,558,378
--------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------
Paid-in capital                 $302,069,295   $177,957,053     $48,321,644        $25,286,052
Accumulated net realized gain
   (loss) from Portfolio
   (computed on the basis of
   identified cost)                1,232,489     (4,384,432)     (2,276,061)        (1,353,308)
Accumulated undistributed net
   investment income                 178,661        130,115          89,689              1,195
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          23,812,597      1,556,034         797,506            624,439
--------------------------------------------------------------------------------------------------
TOTAL                           $327,293,042   $175,258,770     $46,932,778        $24,558,378
--------------------------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------------------------
NET ASSETS                      $ 23,600,514   $ 11,940,738     $ 8,600,631        $ 2,930,853
SHARES OUTSTANDING                 2,265,079      1,336,304         912,556            308,220
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      10.42   $       8.94     $      9.42        $      9.51
MAXIMUM OFFERING PRICE PER
   SHARE
   (100 DIVIDED BY 95.25 of
      net asset value per
      share)                    $      10.94   $       9.39     $      9.89        $      9.98
--------------------------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------------------------
NET ASSETS                      $303,692,528   $163,318,032     $38,332,147        $21,627,525
SHARES OUTSTANDING                26,991,979     16,176,971       3,972,386          2,229,176
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      11.25   $      10.10     $      9.65        $      9.70
--------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

                                CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $  7,340,219    $ 8,395,811      $ 5,946,486         $ 481,439
Expenses allocated from
   Portfolio                         (670,523)      (655,293)        (476,578)          (30,578)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $  6,669,696    $ 7,740,518      $ 5,469,908         $ 450,861
---------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------
Trustees fees and expenses       $      2,026    $     2,116      $     2,026         $     101
Distribution and service fees
   Class A                             26,905         17,510           27,498             2,021
   Class B                            668,272      1,205,031          767,829            69,909
Legal and accounting services          13,394          9,307           12,910            13,480
Printing and postage                    7,471         12,569            5,712               895
Custodian fee                          13,781          3,985           10,253             2,753
Transfer and dividend
   disbursing agent fees              115,666        124,604           85,033             8,380
Registration fees                         556          2,080            3,012               682
Miscellaneous                           5,823          3,925            6,123               231
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                   $    853,894    $ 1,381,127      $   920,396         $  98,452
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $  5,815,802    $ 6,359,391      $ 4,549,512         $ 352,409
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $      7,268    $ 1,818,907      $   299,511         $ (19,408)
   Financial futures contracts         99,612       (147,974)          24,201            (7,614)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $    106,880    $ 1,670,933      $   323,712         $ (27,022)
---------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                $(10,759,491)   $(9,413,504)     $(6,897,027)        $(392,853)
   Financial futures contracts        513,489        825,919          640,570            45,049
   Interest rate swap
      contracts                            --             --          177,319                --
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $(10,246,002)   $(8,587,585)     $(6,079,138)        $(347,804)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS                          $(10,139,122)   $(6,916,652)     $(5,755,426)        $(374,826)
---------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS               $ (4,323,320)   $  (557,261)     $(1,205,914)        $ (22,417)
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

                                NEW YORK FUND   OHIO FUND   RHODE ISLAND FUND  WEST VIRGINIA FUND
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $ 9,968,266   $ 5,629,567     $ 1,316,729         $ 692,391
Expenses allocated from
   Portfolio                        (875,358)     (461,597)        (86,219)          (40,838)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $ 9,092,908   $ 5,167,970     $ 1,230,510         $ 651,553
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Trustees fees and expenses       $     2,025   $     2,152     $       101         $     108
Distribution and service fees
   Class A                            21,998        12,261           8,285             2,933
   Class B                         1,481,837       790,015         180,655           103,658
Legal and accounting services         12,958         9,530          11,499             5,735
Printing and postage                  10,760        10,168           1,459             3,058
Custodian fee                         13,450         6,476           3,655               425
Transfer and dividend
   disbursing agent fees             150,841        87,316          19,420            12,269
Registration fees                      2,351         2,835             181             1,000
Miscellaneous                          7,988         2,349             527               437
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                   $ 1,704,208   $   923,102     $   225,782         $ 129,623
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $ 7,388,700   $ 4,244,868     $ 1,004,728         $ 521,930
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $   611,828   $(2,963,707)    $   220,182         $  87,739
   Financial futures contracts     1,165,551       500,813           3,258             2,322
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $ 1,777,379   $(2,462,894)    $   223,440         $  90,061
-------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                $(9,037,510)  $(1,978,385)    $(1,705,572)        $(751,278)
   Financial futures contracts       639,072       433,444          46,717            27,573
   Interest rate swap
      contracts                      168,308            --          27,956                --
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $(8,230,130)  $(1,544,941)    $(1,630,899)        $(723,705)
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS                          $(6,452,751)  $(4,007,835)    $(1,407,459)        $(633,644)
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS        $   935,949   $   237,033     $  (402,731)        $(111,714)
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND  MASSACHUSETTS FUND  MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $  5,815,802    $  6,359,391     $  4,549,512       $   352,409
   Net realized gain (loss)              106,880       1,670,933          323,712           (27,022)
   Net change in unrealized
      appreciation (depreciation)    (10,246,002)     (8,587,585)      (6,079,138)         (347,804)
------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                       $ (4,323,320)   $   (557,261)    $ (1,205,914)      $   (22,417)
------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $   (530,786)   $   (453,784)    $   (697,306)      $   (48,978)
      Class B                         (5,119,647)     (5,626,833)      (3,481,543)         (301,582)
      Class I                                 --              --         (186,301)               --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $ (5,650,433)   $ (6,080,617)    $ (4,365,150)      $  (350,560)
------------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  2,033,589    $  6,718,172     $  3,774,440       $   320,951
      Class B                          8,919,904       8,891,762        7,388,275           732,963
      Class I                                 --              --          448,935                --
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            199,324         209,958          430,179            20,046
      Class B                          1,979,051       1,808,514        1,585,629           118,908
      Class I                                 --              --           20,255                --
   Cost of shares redeemed
      Class A                         (1,361,811)     (1,887,458)      (2,434,294)         (751,476)
      Class B                        (10,389,809)    (15,844,483)      (7,753,022)         (381,235)
      Class I                                 --              --          (16,608)               --
   Contingent deferred sales
      charges
      Class B                             32,086              --               --                --
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $  1,412,334    $   (103,535)    $  3,443,789       $    60,157
------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          $ (8,561,419)   $ (6,741,413)    $ (2,127,275)      $  (312,820)
------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------
At beginning of period              $247,391,831    $272,571,862     $196,803,853       $16,836,959
------------------------------------------------------------------------------------------------------
AT END OF PERIOD                    $238,830,412    $265,830,449     $194,676,578       $16,524,139
------------------------------------------------------------------------------------------------------
Accumulated undistributed
net investment income included in net assets
------------------------------------------------------------------------------------------------------
AT END OF PERIOD                    $     88,646    $  1,148,086     $    560,793       $   121,534
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  7,388,700   $  4,244,868     $ 1,004,728        $   521,930
   Net realized gain (loss)           1,777,379     (2,462,894)        223,440             90,061
   Net change in unrealized
      appreciation (depreciation)    (8,230,130)    (1,544,941)     (1,630,899)          (723,705)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS          $    935,949   $    237,033     $  (402,731)       $  (111,714)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (531,865)  $   (324,328)    $  (201,737)       $   (70,344)
      Class B                        (6,395,046)    (3,764,060)       (785,603)          (442,459)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $ (6,926,911)  $ (4,088,388)    $  (987,340)       $  (512,803)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  4,818,990   $    765,306     $ 1,440,336        $    29,328
      Class B                         7,930,153      5,106,835       2,685,367          1,009,626
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           229,419        159,637         117,628             49,227
      Class B                         3,258,864      1,673,431         391,023            204,629
   Cost of shares redeemed
      Class A                        (1,448,619)      (870,569)       (332,013)            (5,028)
      Class B                       (20,151,414)    (9,688,938)       (909,049)          (811,404)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $ (5,362,607)  $ (2,854,298)    $ 3,393,292        $   476,378
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $(11,353,569)  $ (6,705,653)    $ 2,003,221        $  (148,139)
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of period             $338,646,611   $181,964,423     $44,929,557        $24,706,517
-----------------------------------------------------------------------------------------------------
AT END OF PERIOD                   $327,293,042   $175,258,770     $46,932,778        $24,558,378
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
net investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF PERIOD                   $    178,661   $    130,115     $    89,689        $     1,195
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA FUND  FLORIDA FUND   MASSACHUSETTS FUND  MISSISSIPPI FUND
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 11,328,744    $  13,004,545     $  8,410,287       $   675,531
   Net realized gain (loss)           (1,162,707)      (4,758,664)      (1,053,104)           24,797
   Net change in unrealized
      appreciation (depreciation)     15,369,731       20,641,623       11,593,114           701,047
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 25,535,768    $  28,887,504     $ 18,950,297       $ 1,401,375
-------------------------------------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class A                       $ (1,009,156)   $    (788,005)    $   (930,982)      $   (73,771)
      Class B                        (10,722,878)     (11,535,462)      (7,075,996)         (607,859)
      Class I                                 --               --         (373,784)               --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(11,732,034)   $ (12,323,467)    $ (8,380,762)      $  (681,630)
-------------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  5,139,956    $   6,140,934     $ 18,070,876       $   823,094
      Class B                         19,093,199       11,545,605       10,190,411         1,102,087
      Class I                                 --               --          475,000                --
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            374,311          294,089          487,551            35,799
      Class B                          4,277,294        3,766,065        3,293,274           249,083
      Class I                                 --               --           38,336                --
   Cost of shares redeemed
      Class A                         (3,171,165)      (5,077,387)      (3,793,900)          (60,527)
      Class B                        (30,557,421)     (37,247,388)     (17,589,827)       (1,657,842)
      Class I                                 --               --       (1,209,874)               --
   Contingent deferred sales
      charges
      Class B                            121,543               --               --                --
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $ (4,722,283)   $ (20,578,082)    $  9,961,847       $   491,694
-------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $  9,081,451    $  (4,014,045)    $ 20,531,382       $ 1,211,439
-------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------
At beginning of year                $238,310,380    $ 276,585,907     $176,272,471       $15,625,520
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $247,391,831    $ 272,571,862     $196,803,853       $16,836,959
-------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (420,573)   $     729,739     $   (240,596)      $    19,528
-------------------------------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS  NEW YORK FUND   OHIO FUND    RHODE ISLAND FUND  WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  13,986,690  $  8,822,776     $ 1,797,303        $ 1,059,236
   Net realized gain (loss)            2,140,337    (1,325,013)          8,388           (259,749)
   Net change in unrealized
      appreciation (depreciation)     21,144,171     5,901,264       2,492,756          1,440,456
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $  37,271,198  $ 13,399,027     $ 4,298,447        $ 2,239,943
-----------------------------------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class A                      $    (732,138) $   (551,560)    $  (298,209)       $  (126,645)
      Class B                        (13,391,050)   (8,388,003)     (1,455,645)          (916,262)
   From net realized gain
      Class A                            (15,673)       (9,287)             --                 --
      Class B                           (226,081)     (169,636)             --                 --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $ (14,364,942) $ (9,118,486)    $(1,753,854)       $(1,042,907)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  10,507,293  $  4,283,711     $ 3,253,707        $   760,172
      Class B                         16,116,539     7,721,669       5,093,774            875,428
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            278,238       232,738         198,740             80,644
      Class B                          7,061,049     4,066,205         734,759            425,936
   Cost of shares redeemed
      Class A                         (2,684,342)     (627,064)       (446,747)          (334,771)
      Class B                        (49,962,501)  (21,008,833)     (4,010,956)        (3,002,152)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $ (18,683,724) $ (5,331,574)    $ 4,823,277        $(1,194,743)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $   4,222,532  $ (1,051,033)    $ 7,367,870        $     2,293
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year               $ 334,424,079  $183,015,456     $37,561,687        $24,704,224
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $ 338,646,611  $181,964,423     $44,929,557        $24,706,517
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                     $    (503,878) $    (34,196)    $    40,011        $   (27,297)
-----------------------------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CALIFORNIA FUND -- CLASS A
                                  --------------------------------------------------------------------------
                                  SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999        1998(2)
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.880           $10.270        $10.320      $11.340       $10.900
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.272           $ 0.533        $ 0.536      $ 0.544       $ 0.556
Net realized and unrealized
   gain (loss)                          (0.448)            0.619         (0.031)      (1.007)        0.468
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.176)          $ 1.152        $ 0.505      $(0.463)      $ 1.024
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $(0.264)          $(0.542)       $(0.555)     $(0.557)      $(0.584)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.264)          $(0.542)       $(0.555)     $(0.557)      $(0.584)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.440           $10.880        $10.270      $10.320       $11.340
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (1.65)%           11.46%          5.17%       (4.25)%        9.65%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $21,085           $21,089        $17,617      $16,675       $ 9,740
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.93%(5)          0.94%          0.89%        0.78%         0.79%
   Expenses after custodian
      fee reduction(4)                    0.93%(5)          0.91%          0.88%        0.76%         0.77%
   Net investment income                  5.07%(5)          5.00%          5.35%        4.93%         5.02%
Portfolio Turnover of the
   Portfolio                                 0%               26%            13%          28%           16%
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 5.04% to 5.07%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CALIFORNIA FUND -- CLASS B
                                  ----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -------------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999         1998(2)        1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.050          $  9.490       $  9.520      $ 10.420      $ 10.010      $  9.540
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.235          $  0.450       $  0.475      $  0.474      $  0.431      $  0.451
Net realized and unrealized
   gain (loss)                          (0.409)            0.572         (0.024)       (0.934)        0.428         0.477
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ (0.174)         $  1.022       $  0.451      $ (0.460)     $  0.859      $  0.928
--------------------------------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.227)         $ (0.467)      $ (0.487)     $ (0.448)     $ (0.449)     $ (0.458)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.227)         $ (0.467)      $ (0.487)     $ (0.448)     $ (0.449)     $ (0.458)
--------------------------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES
   CHARGES                            $  0.001          $  0.005       $  0.006      $  0.008      $     --      $     --
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $  9.650          $ 10.050       $  9.490      $  9.520      $ 10.420      $ 10.010
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (1.81)%           11.09%          5.06%        (4.50)%        8.80%         9.98%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $217,746          $226,303       $220,693      $252,763      $300,914      $321,157
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.28%(5)          1.26%          1.13%         1.18%         1.66%         1.69%
   Expenses after custodian
      fee reduction(4)                    1.28%(5)          1.23%          1.12%         1.16%         1.64%         1.68%
   Net investment income                  4.72%(5)          4.58%          5.13%         4.70%         4.25%         4.66%
Portfolio Turnover of the
   Portfolio                                 0%               26%            13%           28%           16%           12%
--------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.69% to 4.72%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           FLORIDA FUND -- CLASS A
                                  --------------------------------------------------------------------------
                                  SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999        1998(2)
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.630           $10.010        $10.190      $11.150       $10.640
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.283           $ 0.561        $ 0.535      $ 0.549       $ 0.528
Net realized and unrealized
   gain (loss)                          (0.269)            0.593         (0.051)      (0.979)        0.532
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.014           $ 1.154        $ 0.484      $(0.430)      $ 1.060
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $(0.274)          $(0.534)       $(0.539)     $(0.530)      $(0.550)
From net realized gain                      --                --         (0.125)          --            --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.274)          $(0.534)       $(0.664)     $(0.530)      $(0.550)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.370           $10.630        $10.010      $10.190       $11.150
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.12%            11.76%          5.05%       (4.02)%       10.20%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $19,363           $14,759        $12,558      $12,818       $11,764
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.86%(5)          0.85%          0.89%        0.75%         0.73%
   Expenses after custodian
      fee reduction(4)                    0.80%(5)          0.79%          0.84%        0.70%         0.69%
   Net investment income                  5.38%(5)          5.38%          5.42%        5.07%         4.82%
Portfolio Turnover of the
   Portfolio                                 7%               11%            12%          39%           25%
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.37% to 5.38%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  FLORIDA FUND -- CLASS B
                                  ----------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -------------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999         1998(2)        1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.900          $ 10.270       $ 10.430      $ 11.420      $ 10.900      $ 10.780
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.251          $  0.495       $  0.479      $  0.466      $  0.447      $  0.488
Net realized and unrealized
   gain (loss)                          (0.282)            0.603         (0.046)       (1.001)        0.546         0.136
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ (0.031)         $  1.098       $  0.433      $ (0.535)     $  0.993      $  0.624
--------------------------------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.239)         $ (0.468)      $ (0.468)     $ (0.455)     $ (0.473)     $ (0.504)
From net realized gain                      --                --         (0.125)           --            --            --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.239)         $ (0.468)      $ (0.593)     $ (0.455)     $ (0.473)     $ (0.504)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 10.630          $ 10.900       $ 10.270      $ 10.430      $ 11.420      $ 10.900
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.35)%           10.93%          4.38%        (4.84)%        9.30%         5.89%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $246,467          $257,813       $264,028      $332,227      $442,863      $504,057
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.61%(5)          1.60%          1.58%         1.58%         1.55%         1.57%
   Expenses after custodian
      fee reduction(4)                    1.55%(5)          1.54%          1.53%         1.53%         1.51%         1.53%
   Net investment income                  4.64%(5)          4.64%          4.73%         4.23%         4.01%         4.50%
Portfolio Turnover of the
   Portfolio                                 7%               11%            12%           39%           25%           54%
--------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.63% to 4.64%. Per share data and ratios or the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MASSACHUSETTS FUND -- CLASS A
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       --------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998(2)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.550           $ 9.020        $ 9.110        $ 9.940        $ 9.620
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.248           $ 0.484        $ 0.478        $ 0.504        $ 0.493
Net realized and unrealized
   gain (loss)                          (0.268)            0.531         (0.071)        (0.828)         0.357
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.020)          $ 1.015        $ 0.407        $(0.324)       $ 0.850
---------------------------------------------------------------------------------------------------------------

Less distributions*
---------------------------------------------------------------------------------------------------------------
From net investment income             $(0.240)          $(0.485)       $(0.497)       $(0.506)       $(0.530)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.240)          $(0.485)       $(0.497)       $(0.506)       $(0.530)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.290           $ 9.550        $ 9.020        $ 9.110        $ 9.940
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.23)%           11.48%          4.70%         (3.42)%         9.07%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $27,795           $26,819        $11,212        $15,825        $13,282
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.84%(5)          0.84%          0.87%          0.70%          0.74%
   Expenses after custodian
      fee reduction(4)                    0.81%(5)          0.80%          0.85%          0.68%          0.72%
   Net investment income                  5.24%(5)          5.10%          5.49%          5.23%          5.04%
Portfolio Turnover of the
   Portfolio                                 3%                8%            15%            24%            28%
---------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 5.20% to 5.24%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                MASSACHUSETTS FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       ---------------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998(2)        1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.660          $ 10.050       $ 10.130       $ 11.070       $ 10.690      $ 10.330
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.237          $  0.461       $  0.468       $  0.470       $  0.468      $  0.487
Net realized and unrealized
   gain (loss)                          (0.310)            0.608         (0.088)        (0.945)         0.396         0.360
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $ (0.073)         $  1.069       $  0.380       $ (0.475)      $  0.864      $  0.847
----------------------------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.227)         $ (0.459)      $ (0.460)      $ (0.465)      $ (0.484)     $ (0.487)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.227)         $ (0.459)      $ (0.460)      $ (0.465)      $ (0.484)     $ (0.487)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 10.360          $ 10.660       $ 10.050       $ 10.130       $ 11.070      $ 10.690
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.75)%           10.87%          3.93%         (4.44)%         8.28%         8.41%
----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $159,674          $163,028       $157,801       $185,540       $225,371      $239,838
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.59%(5)          1.59%          1.61%          1.57%          1.60%         1.61%
   Expenses after custodian
      fee reduction(4)                    1.56%(5)          1.55%          1.59%          1.55%          1.58%         1.59%
   Net investment income                  4.50%(5)          4.41%          4.74%          4.37%          4.32%         4.70%
Portfolio Turnover of the
   Portfolio                                 3%                8%            15%            24%            28%           35%
----------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.46% to 4.50%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          MASSACHUSETTS FUND -- CLASS I
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       --------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998(2)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.870           $ 9.310        $ 9.390        $10.260        $ 9.890
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.266           $ 0.518        $ 0.519        $ 0.528        $ 0.527
Net realized and unrealized
   gain (loss)                          (0.289)            0.559         (0.079)        (0.869)         0.373
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.023)          $ 1.077        $ 0.440        $(0.341)       $ 0.900
---------------------------------------------------------------------------------------------------------------

Less distributions*
---------------------------------------------------------------------------------------------------------------
From net investment income             $(0.257)          $(0.517)       $(0.520)       $(0.529)       $(0.530)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.257)          $(0.517)       $(0.520)       $(0.529)       $(0.530)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.590           $ 9.870        $ 9.310        $ 9.390        $10.260
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.31)%           11.87%          4.92%         (3.53)%         9.34%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 7,208           $ 6,957        $ 7,259        $10,311        $11,439
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.64%(5)          0.64%          0.68%          0.64%          0.66%
   Expenses after custodian
      fee reduction(4)                    0.61%(5)          0.60%          0.66%          0.62%          0.64%
   Net investment income                  5.46%(5)          5.36%          5.67%          5.30%          5.24%
Portfolio Turnover of the
   Portfolio                                 3%                8%            15%            24%            28%
---------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 5.42% to 5.46%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         MISSISSIPPI FUND -- CLASS A
                                  --------------------------------------------------------------------------
                                  SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998
------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.750           $ 9.310        $ 9.350        $10.060      $ 9.740
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.235           $ 0.469        $ 0.459        $ 0.487      $ 0.474
Net realized and unrealized
   gain (loss)                          (0.220)            0.441         (0.023)        (0.715)       0.331
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.015           $ 0.910        $ 0.436        $(0.228)     $ 0.805
------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------
From net investment income             $(0.235)          $(0.470)       $(0.476)       $(0.482)     $(0.485)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.235)          $(0.470)       $(0.476)       $(0.482)     $(0.485)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.530           $ 9.750        $ 9.310        $ 9.350      $10.060
------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.14%             9.98%          4.87%         (2.37)%       8.47%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 1,676           $ 2,131        $ 1,269        $ 1,455      $ 1,932
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.91%(5)          0.88%          1.02%          0.70%        0.72%
   Expenses after custodian
      fee reduction(4)                    0.88%(5)          0.83%          1.00%          0.68%        0.70%
   Net investment income                  4.86%(5)          4.88%          5.02%          4.97%        4.77%
Portfolio Turnover of the
   Portfolio                                 4%               11%             4%            16%          17%
------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.005, increase net realized and unrealized losses per share by $0.005 and increase the ratio of net investment income to average net assets from 4.76% to 4.86%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               MISSISSIPPI FUND -- CLASS B
                                  --------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998        1997
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.970           $ 9.530        $ 9.560        $10.300      $ 9.970     $ 9.610
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.204           $ 0.407        $ 0.404        $ 0.417      $ 0.419     $ 0.433
Net realized and unrealized
   gain (loss)                          (0.227)            0.444         (0.023)        (0.741)       0.337       0.362
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.023)          $ 0.851        $ 0.381        $(0.324)     $ 0.756     $ 0.795
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.197)          $(0.411)       $(0.411)       $(0.416)     $(0.426)    $(0.435)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.197)          $(0.411)       $(0.411)       $(0.416)     $(0.426)    $(0.435)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.750           $ 9.970        $ 9.530        $ 9.560      $10.300     $ 9.970
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.23)%            9.13%          4.14%         (3.25)%       7.75%       8.45%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $14,848           $14,706        $14,356        $16,300      $18,615     $20,924
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.66%(5)          1.63%          1.76%          1.51%        1.50%       1.60%
   Expenses after custodian
      fee reduction(4)                    1.63%(5)          1.58%          1.74%          1.49%        1.48%       1.59%
   Net investment income                  4.12%(5)          4.15%          4.28%          4.16%        4.12%       4.39%
Portfolio Turnover of the
   Portfolio                                 4%               11%             4%            16%          17%          6%
------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.005, increase net realized and unrealized losses per share by $0.005 and increase the ratio of net investment income to average net assets from 4.02% to 4.12%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            NEW YORK FUND -- CLASS A
                                  -----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       --------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998(2)
---------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.610           $ 9.910        $ 9.860        $10.920        $10.510
---------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.269           $ 0.505        $ 0.515        $ 0.532        $ 0.538
Net realized and unrealized
   gain (loss)                          (0.205)            0.709          0.061         (0.907)         0.446
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.064           $ 1.214        $ 0.576        $(0.375)       $ 0.984
---------------------------------------------------------------------------------------------------------------

Less distributions*
---------------------------------------------------------------------------------------------------------------
From net investment income             $(0.254)          $(0.506)       $(0.526)       $(0.534)       $(0.551)
From net realized gain                      --            (0.008)            --         (0.151)        (0.023)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.254)          $(0.514)       $(0.526)       $(0.685)       $(0.574)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.420           $10.610        $ 9.910        $ 9.860        $10.920
---------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.60%            12.48%          6.09%         (3.63)%         9.62%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $23,601           $20,429        $11,411        $12,683        $11,720
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.84%(5)          0.85%          0.83%          0.77%          0.77%
   Expenses after custodian
      fee reduction(4)                    0.84%(5)          0.85%          0.83%          0.76%          0.75%
   Net investment income                  5.12%(5)          4.81%          5.29%          5.09%          5.03%
Portfolio Turnover of the
   Portfolio                                 3%               19%            27%            41%            55%
---------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.10% to 5.12%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   NEW YORK FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       ---------------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)        1999(2)        1998(2)        1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 11.450          $ 10.700       $ 10.640       $ 11.760       $ 11.300      $ 10.930
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.249          $  0.459       $  0.474       $  0.483       $  0.488      $  0.506
Net realized and unrealized
   gain (loss)                          (0.216)            0.763          0.063         (0.972)         0.478         0.375
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $  0.033          $  1.222       $  0.537       $ (0.489)      $  0.966      $  0.881
----------------------------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.233)         $ (0.464)      $ (0.477)      $ (0.480)      $ (0.483)     $ (0.511)
From net realized gain                      --            (0.008)            --         (0.151)        (0.023)           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.233)         $ (0.472)      $ (0.477)      $ (0.631)      $ (0.506)     $ (0.511)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 11.250          $ 11.450       $ 10.700       $ 10.640       $ 11.760      $ 11.300
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.23%            11.64%          5.24%         (4.35)%         8.76%         8.23%
----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $303,693          $318,217       $323,013       $387,951       $473,396      $517,393
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.59%(5)          1.61%          1.59%          1.57%          1.58%         1.63%
   Expenses after custodian
      fee reduction(4)                    1.59%(5)          1.61%          1.59%          1.56%          1.56%         1.63%
   Net investment income                  4.38%(5)          4.09%          4.54%          4.27%          4.26%         4.56%
Portfolio Turnover of the
   Portfolio                                 3%               19%            27%            41%            55%           44%
----------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.36% to 4.38%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          OHIO FUND -- CLASS A
                                  --------------------------------------------------------------------
                                  SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000        1999        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.130           $ 8.920      $ 9.120     $ 9.930     $ 9.680
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.246           $ 0.506      $ 0.506     $ 0.511     $ 0.514
Net realized and unrealized
   gain (loss)                          (0.200)            0.229       (0.186)     (0.725)      0.249
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.046           $ 0.735      $ 0.320     $(0.214)    $ 0.763
------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------
From net investment income             $(0.236)          $(0.515)     $(0.516)    $(0.513)    $(0.513)
From net realized gain                      --            (0.010)      (0.004)     (0.083)         --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.236)          $(0.525)     $(0.520)    $(0.596)    $(0.513)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 8.940           $ 9.130      $ 8.920     $ 9.120     $ 9.930
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.50%             8.43%        3.74%      (2.31)%      8.07%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $11,941           $12,153      $ 8,052     $ 9,203     $ 6,622
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.85%(5)          0.86%        0.88%       0.77%       0.80%
   Expenses after custodian
      fee reduction(4)                    0.85%(5)          0.85%        0.88%       0.76%       0.78%
   Net investment income                  5.45%(5)          5.50%        5.74%       5.32%       5.25%
Portfolio Turnover of the
   Portfolio                                 9%               22%          28%         59%         17%
------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  OHIO FUND -- CLASS B
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       ---------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.320          $ 10.080      $ 10.290     $ 11.210     $ 10.930     $ 10.590
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.240          $  0.493      $  0.495     $  0.490     $  0.495     $  0.499
Net realized and unrealized
   gain (loss)                          (0.232)            0.258        (0.201)      (0.832)       0.280        0.328
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $  0.008          $  0.751      $  0.294     $ (0.342)    $  0.775     $  0.827
----------------------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.228)         $ (0.501)     $ (0.500)    $ (0.495)    $ (0.495)    $ (0.487)
From net realized gain                      --            (0.010)       (0.004)      (0.083)          --           --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.228)         $ (0.511)     $ (0.504)    $ (0.578)    $ (0.495)    $ (0.487)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 10.100          $ 10.320      $ 10.080     $ 10.290     $ 11.210     $ 10.930
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.03%             7.66%         3.04%       (3.21)%       7.24%        7.98%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $163,318          $169,811      $174,964     $206,401     $247,367     $267,001
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.60%(5)          1.62%         1.65%        1.61%        1.62%        1.63%
   Expenses after custodian
      fee reduction(4)                    1.60%(5)          1.61%         1.65%        1.60%        1.60%        1.62%
   Net investment income                  4.70%(5)          4.81%         4.96%        4.50%        4.46%        4.65%
Portfolio Turnover of the
   Portfolio                                 9%               22%           28%          59%          17%          30%
----------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      RHODE ISLAND FUND -- CLASS A
                                  --------------------------------------------------------------------
                                  SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------
                                  (UNAUDITED)(1)(2)      2001        2000        1999(2)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.710         $ 9.120     $ 9.070       $ 9.940      $ 9.610
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.237         $ 0.474     $ 0.471       $ 0.474      $ 0.471
Net realized and unrealized
   gain (loss)                          (0.293)          0.582       0.046        (0.872)       0.328
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.056)        $ 1.056     $ 0.517       $(0.398)     $ 0.799
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net investment income             $(0.234)        $(0.466)    $(0.467)      $(0.472)     $(0.469)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.234)        $(0.466)    $(0.467)      $(0.472)     $(0.469)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.420         $ 9.710     $ 9.120       $ 9.070      $ 9.940
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.60)%         11.80%       5.95%        (4.16)%       8.52%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,601         $ 7,630     $ 4,245       $ 3,290      $ 2,200
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.75%(5)        0.74%       0.79%         0.69%        0.69%
   Expenses after custodian
      fee reduction(4)                    0.73%(5)        0.69%       0.76%         0.65%        0.66%
   Net investment income                  4.95%(5)        5.01%       5.27%         4.94%        4.83%
Portfolio Turnover of the
   Portfolio                                 6%             14%         15%           18%          24%
------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.93% to 4.95%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            RHODE ISLAND FUND -- CLASS B
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       -----------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001        2000        1999(2)        1998        1997
------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.940         $ 9.340     $ 9.280       $10.170      $ 9.840     $ 9.510
------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.207         $ 0.414     $ 0.414       $ 0.409      $ 0.422     $ 0.427
Net realized and unrealized
   gain (loss)                          (0.294)          0.590       0.048        (0.894)       0.334       0.334
------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.087)        $ 1.004     $ 0.462       $(0.485)     $ 0.756     $ 0.761
------------------------------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.203)        $(0.404)    $(0.402)      $(0.405)     $(0.426)    $(0.431)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.203)        $(0.404)    $(0.402)      $(0.405)     $(0.426)    $(0.431)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.650         $ 9.940     $ 9.340       $ 9.280      $10.170     $ 9.840
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.94)%         10.96%       5.17%        (4.92)%       7.87%       8.19%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $38,332         $37,300     $33,316       $37,775      $39,758     $38,234
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                        1.50%(5)        1.49%       1.56%         1.49%        1.46%       1.40%
   Net expenses after
      custodian fee
      reduction(4)                        1.48%(5)        1.44%       1.53%         1.45%        1.43%       1.35%
   Net investment income                  4.20%(5)        4.25%       4.56%         4.15%        4.23%       4.43%
Portfolio Turnover of the
   Portfolio                                 6%             14%         15%           18%          24%         39%
------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                                                                                               1.52%
   Expenses after custodian
      fee reduction(4)                                                                                       1.47%
   Net investment income                                                                                     4.31%
Net investment income per
   share                                                                                                  $  0.415
------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.18% to 4.20%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       WEST VIRGINIA FUND -- CLASS A
                                  -----------------------------------------------------------------------
                                  SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       --------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001        2000(2)        1999(2)        1998
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.750         $ 9.290       $ 9.290        $10.120      $ 9.790
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.236         $ 0.479       $ 0.459        $ 0.476      $ 0.504
Net realized and unrealized
   gain (loss)                          (0.244)          0.448         0.020         (0.821)       0.325
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.008)        $ 0.927       $ 0.479        $(0.345)     $ 0.829
---------------------------------------------------------------------------------------------------------

Less distributions*
---------------------------------------------------------------------------------------------------------
From net investment income             $(0.232)        $(0.467)      $(0.479)       $(0.485)     $(0.499)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.232)        $(0.467)      $(0.479)       $(0.485)     $(0.499)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.510         $ 9.750       $ 9.290        $ 9.290      $10.120
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.10)%         10.16%         5.39%         (3.55)%       8.68%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 2,931         $ 2,931       $ 2,310        $ 1,866      $ 1,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.73%(5)        0.78%         0.91%          0.70%        0.66%
   Expenses after custodian
      fee reduction(4)                    0.72%(5)        0.74%         0.89%          0.68%        0.63%
   Net investment income                  4.88%(5)        4.93%         5.02%          4.84%        5.06%
Portfolio Turnover of the
   Portfolio                                12%             12%            7%            32%          16%
---------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.85% to 4.88%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             WEST VIRGINIA FUND -- CLASS B
                                  -----------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002       --------------------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001        2000(2)        1999(2)        1998        1997
---------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.950         $ 9.480       $ 9.470        $10.320      $ 9.970     $ 9.620
---------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.204         $ 0.411       $ 0.402        $ 0.403      $ 0.430     $ 0.419
Net realized and unrealized
   gain (loss)                          (0.254)          0.465         0.019         (0.842)       0.336       0.351
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $(0.050)        $ 0.876       $ 0.421        $(0.439)     $ 0.766     $ 0.770
---------------------------------------------------------------------------------------------------------------------

Less distributions*
---------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.200)        $(0.406)      $(0.411)       $(0.411)     $(0.416)    $(0.420)
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.200)        $(0.406)      $(0.411)       $(0.411)     $(0.416)    $(0.420)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.700         $ 9.950       $ 9.480        $ 9.470      $10.320     $ 9.970
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                          (0.57)%          9.41%         4.62%         (4.40)%       7.84%       8.18%
---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $21,628         $21,775       $22,394        $24,854      $29,824     $31,524
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.48%(5)        1.53%         1.62%          1.53%        1.48%       1.53%
   Expenses after custodian
      fee reduction(4)                    1.47%(5)        1.49%         1.60%          1.51%        1.45%       1.51%
   Net investment income                  4.13%(5)        4.20%         4.32%          4.02%        4.25%       4.31%
Portfolio Turnover of the
   Portfolio                                12%             12%            7%            32%          16%         24%
---------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.10% to 4.13%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Municipals Fund (Florida Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund). The California Fund, the Florida Fund, the Mississippi Fund, the New York Fund, the Ohio Fund, the Rhode Island Fund and the West Virginia Fund offer two classes of shares. The Massachusetts Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Class I shares of the Massachusetts Fund are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The California Fund invests its assets in the California Municipals Portfolio, the Florida Fund invests its assets in the Florida Municipals Portfolio, the Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the New York Fund invests its assets in the New York Municipals Portfolio, the Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at March 31, 2002 for each Fund except Mississippi, Rhode Island and West Virginia which were 99.0%, 99.7% and 99.4%, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective October 1, 2001, the Funds, through their investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Funds, through their investment in the Portfolios, amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Funds' net assets, but resulted in the following reclassification of the components of net assets as of September 30, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN COST  DECREASE IN
                                              OF INVESTMENTS    NET UNREALIZED
    FUND                                      IN PORTFOLIO      APPRECIATION
    --------------------------------------------------------------------------
    California                                $        343,850  $     (343,850)
    Florida                                            139,573        (139,573)
    Massachusetts                                      617,027        (617,027)
    Mississippi                                        100,157        (100,157)
    New York                                           220,750        (220,750)
    Rhode Island                                        32,290         (32,290)
    Ohio                                                 7,831          (7,831)
    West Virginia                                       19,365         (19,365)

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   The effect of this change for the six months ended March 31, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    FUND                                      INCOME          GAIN (LOSS)   APPRECIATION
    --------------------------------------------------------------------------------------
    California                                $       42,728  $         --  $      (42,728)
    Florida                                           15,736        (1,381)        (14,355)
    Massachusetts                                     44,422          (448)        (43,974)
    Mississippi                                        8,154            --          (8,154)
    New York                                          26,797           401         (27,198)
    Ohio                                               2,309        (1,148)         (1,161)
    Rhode Island                                       4,311          (245)         (4,066)
    West Virginia                                      4,187          (100)         (4,087)

   The statement of change in net assets and financial highlights for the prior periods have not been restated to reflect these changes.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2001, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT       EXPIRES
    -------------------------------------------------------------------------
    California                                $ 1,155,825  September 30, 2009
                                                  663,911  September 30, 2008
                                               17,095,660  September 30, 2004
    Florida                                       603,727  September 30, 2009
                                                  863,997  September 30, 2008
    Massachusetts                                   2,135  September 30, 2005
                                                7,763,971  September 30, 2004
    Mississippi                                 1,377,618  September 30, 2005
    FUND                                      AMOUNT       EXPIRES
    -------------------------------------------------------------------------
    Rhode Island                              $   294,723  September 30, 2009
                                                  184,964  September 30, 2008
                                                   34,703  September 30, 2005
                                                1,523,162  September 30, 2004
                                                  426,784  September 30, 2003
                                                   21,699  September 30, 2002
    West Virginia                                 171,534  September 30, 2009
                                                      526  September 30, 2008
                                                  170,463  September 30, 2006
                                                  835,610  September 30, 2005

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2001, California Fund, Florida Fund, Massachusetts Fund, Ohio Fund and West Virginia Fund had net capital losses of $131,003, $4,391,952, $1,151,727, $1,831,787 and $241,283, respectively, attributable to security transactions incurred after October 31, 2000. These capital losses are treated as arising on the first day of each Fund's current taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of total expenses in the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

 F Other -- Investment transactions are accounted for on a trade-date basis.

 G Interim Financial Statements -- The interim financial statements relating to
   March 31, 2002 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                          CALIFORNIA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              189,192                485,619
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        18,633                 35,241
    Redemptions                                       (127,614)              (297,269)
    ---------------------------------------------------------------------------------
    NET INCREASE                                        80,211                223,591
    ---------------------------------------------------------------------------------

                                                          CALIFORNIA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              894,685              1,942,021
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       199,544                435,138
    Redemptions                                     (1,047,612)            (3,108,705)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             46,617               (731,546)
    ---------------------------------------------------------------------------------

                                                           FLORIDA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              638,215                589,751
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        19,959                 28,165
    Redemptions                                       (179,540)              (483,736)
    ---------------------------------------------------------------------------------
    NET INCREASE                                       478,634                134,180
    ---------------------------------------------------------------------------------

                                                           FLORIDA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              822,833              1,082,232
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       167,219                353,086
    Redemptions                                     (1,466,483)            (3,497,249)
    ---------------------------------------------------------------------------------
    NET DECREASE                                      (476,431)            (2,061,931)
    ---------------------------------------------------------------------------------

                                                        MASSACHUSETTS FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              398,307              1,915,169
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        45,555                 51,807
    Redemptions                                       (258,300)              (403,354)
    ---------------------------------------------------------------------------------
    NET INCREASE                                       185,562              1,563,622
    ---------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                        MASSACHUSETTS FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              698,519                971,277
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       150,235                315,125
    Redemptions                                       (735,454)            (1,684,974)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                            113,300               (398,572)
    ---------------------------------------------------------------------------------

                                                        MASSACHUSETTS FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS I                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                               45,923                 49,186
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         2,074                  3,958
    Redemptions                                         (1,706)              (127,833)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             46,291                (74,689)
    ---------------------------------------------------------------------------------

                                                         MISSISSIPPI FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                               32,932                 84,796
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         2,074                  3,741
    Redemptions                                        (77,826)                (6,273)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                            (42,820)                82,264
    ---------------------------------------------------------------------------------

                                                         MISSISSIPPI FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                               73,914                112,360
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        12,018                 25,432
    Redemptions                                        (38,485)              (169,785)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             47,447                (31,993)
    ---------------------------------------------------------------------------------

                                                           NEW YORK FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              454,718              1,005,095
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        21,788                 26,734
    Redemptions                                       (137,247)              (257,039)
    ---------------------------------------------------------------------------------
    NET INCREASE                                       339,259                774,790
    ---------------------------------------------------------------------------------

                                                           NEW YORK FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              695,794              1,427,613
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       286,230                629,407
    Redemptions                                     (1,770,435)            (4,455,150)
    ---------------------------------------------------------------------------------
    NET DECREASE                                      (788,411)            (2,398,130)
    ---------------------------------------------------------------------------------

                                                             OHIO FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                               84,557                472,164
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        17,638                 25,634
    Redemptions                                        (96,590)               (69,311)
    ---------------------------------------------------------------------------------
    NET INCREASE                                         5,605                428,487
    ---------------------------------------------------------------------------------

                                                             OHIO FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              500,952                751,024
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       163,810                396,794
    Redemptions                                       (945,704)            (2,053,519)
    ---------------------------------------------------------------------------------
    NET DECREASE                                      (280,942)              (905,701)
    ---------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                         RHODE ISLAND FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              148,934                345,896
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        12,254                 20,833
    Redemptions                                        (34,538)               (46,583)
    ---------------------------------------------------------------------------------
    NET INCREASE                                       126,650                320,146
    ---------------------------------------------------------------------------------

                                                         RHODE ISLAND FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              272,545                520,277
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        39,732                 75,408
    Redemptions                                        (92,452)              (411,711)
    ---------------------------------------------------------------------------------
    NET INCREASE                                       219,825                183,974
    ---------------------------------------------------------------------------------

                                                        WEST VIRGINIA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS A                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                                3,047                 78,344
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         5,090                  8,364
    Redemptions                                           (523)               (34,796)
    ---------------------------------------------------------------------------------
    NET INCREASE                                         7,614                 51,912
    ---------------------------------------------------------------------------------

                                                        WEST VIRGINIA FUND
                                              ---------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2002    YEAR ENDED
    CLASS B                                   (UNAUDITED)       SEPTEMBER 30, 2001
    ---------------------------------------------------------------------------------
    Sales                                              102,206                 88,552
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        20,714                 43,374
    Redemptions                                        (82,219)              (305,609)
    ---------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             40,701               (173,683)
    ---------------------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $3,977, $3,059, $6,627, $391, $7,194, $1,835, $2,015
   and $85 from the California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the six months ended March 31, 2002.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Class B Plan requires each Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Funds will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the six months ended March 31, 2002, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, paid $951,323, $606,181, $55,191, $1,169,871, $623,696, $142,622 and $81,835
   respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. The California Fund paid $388,948 representing 0.35% of the Fund's Class B average daily net assets. At March 31, 2002, the amount of Uncovered Distribution Charges of EVD

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   calculated under the Class B Plans for Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund were approximately $3,907,000, $2,776,000, $582,000,
   $1,091,000, $2,285,000, $1,335,000 and $662,000, respectively. The California
   Fund had no Uncovered Distribution charges at March 31, 2002.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.20%, (0.25% for the California Fund) of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the six months ended March 31, 2002, California Fund, Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $26,905, $17,510, $27,498, $2,021, $21,998,
   $12,261, $8,285 and $2,933, respectively, for Class A shares and $279,324, $253,708, $161,648, $14,718, $311,966, $166,319, $38,033, and $21,823,
   respectively, for Class B shares.
   Certain officers and Trustees of the Funds are officers or directors of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $100,000, $45,000, $4,000, $120,000, $49,000, $23,000
   and $6,000 of CDSC paid by Class B shareholders of Florida Fund, Massachusetts Fund, Mississippi Fund, New York Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund, respectively, for the six months ended
   March 31, 2002. EVD also received $50,011 of CDSC paid by Class B shareholders of California Fund of which $32,086 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended March 31, 2002 were as follows:

    CALIFORNIA FUND
    -----------------------------------------------------
    Increases                                 $10,785,736
    Decreases                                  15,789,665

    FLORIDA FUND
    -----------------------------------------------------
    Increases                                 $15,729,925
    Decreases                                  22,580,146

    MASSACHUSETTS FUND
    -----------------------------------------------------
    Increases                                 $11,762,916
    Decreases                                  13,273,539

    MISSISSIPPI FUND
    -----------------------------------------------------
    Increases                                 $ 1,049,348
    Decreases                                   1,441,234

    NEW YORK FUND
    -----------------------------------------------------
    Increases                                 $12,998,005
    Decreases                                  26,617,305

    OHIO FUND
    -----------------------------------------------------
    Increases                                 $ 6,063,580
    Decreases                                  14,139,330

    RHODE ISLAND FUND
    -----------------------------------------------------
    Increases                                 $ 4,126,840
    Decreases                                   2,141,686

    WEST VIRGINIA FUND
    -----------------------------------------------------
    Increases                                 $ 1,040,460
    Decreases                                   1,257,799

CALIFORNIA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.6%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.7%
-------------------------------------------------------------------------
    $ 4,000        Sacramento Power Authority, (Campbell's
                   Soup), 6.00%, 7/1/22                      $  4,154,640
-------------------------------------------------------------------------
                                                             $  4,154,640
-------------------------------------------------------------------------
Education -- 2.7%
-------------------------------------------------------------------------
    $ 2,500        California Educational Facilities
                   Authority, (Santa Clara University),
                   5.25%, 9/1/26                             $  2,515,350
      4,000        California Educational Facilities
                   Authority, (Stanford University),
                   5.25%, 12/1/32                               3,961,160
-------------------------------------------------------------------------
                                                             $  6,476,510
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 28.2%
-------------------------------------------------------------------------
    $15,000        Foothill/Eastern Corridor Agency, Toll
                   Road Bonds, Escrowed to Maturity, (FSA),
                   0.00%, 1/1/28                             $  3,452,400
      1,500        Inland Empire Solid Waste Finance
                   Authority, (FSA), (AMT), Escrowed to
                   Maturity, 6.25%, 8/1/11                      1,667,805
     10,000        Sacramento Cogeneration Authority,
                   (Procter & Gamble), Prerefunded to
                   7/1/05, 6.50%, 7/1/21                       11,248,000
      6,000        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.25%, 1/1/21                                7,987,440
     14,285        Sacramento County, Single Family,
                   (GNMA), (AMT), Escrowed to Maturity,
                   8.50%, 11/1/16                              19,140,614
     12,000        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14          6,664,320
      5,765        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/26          1,514,927
     35,975        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/27          8,936,550
      2,000        Southern California Public Power
                   Authority, (FGIC), Escrowed to Maturity,
                   Variable Rate, 7/1/12(1)                     2,194,640
      4,350        Stockton, Wastewater Treatment Plant,
                   (FGIC), Prerefunded to 9/1/04,
                   6.80%, 9/1/24                                4,845,030
-------------------------------------------------------------------------
                                                             $ 67,651,726
-------------------------------------------------------------------------
Hospital -- 3.6%
-------------------------------------------------------------------------
    $ 2,250        California Infrastructure and Economic
                   Development, (Kaiser Hospital),
                   5.50%, 8/1/31                             $  2,192,602
      1,500        California Statewide Communities
                   Development Authority, (Sonoma County
                   Indian Health), 6.40%, 9/1/29                1,389,090
        755        Eastern Plumas Health Care District,
                   7.50%, 8/1/07                                  763,426
      2,700        San Benito Health Care District,
                   5.40%, 10/1/20                               2,318,031
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,000        San Gorgonio Memorial Health Care
                   District, 5.75%, 5/1/20                   $    847,400
      1,250        Washington Township Health Care
                   District, 5.25%, 7/1/29                      1,171,712
-------------------------------------------------------------------------
                                                             $  8,682,261
-------------------------------------------------------------------------
Housing -- 1.9%
-------------------------------------------------------------------------
    $ 1,500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 6.50%, 12/1/29              $  1,458,600
        500        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34                   499,305
      1,500        Commerce (Hermitage III Senior
                   Apartments), 6.50%, 12/1/29                  1,440,435
        450        Commerce (Hermitage III Senior
                   Apartments), 6.85%, 12/1/29                    429,084
        700        Oakland Housing Finance Agency,
                   7.10%, 1/1/10                                  710,248
-------------------------------------------------------------------------
                                                             $  4,537,672
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 2,750        California Pollution Control Financing
                   Authority, (Browning Ferris Industries),
                   (AMT), 5.80%, 12/1/16                     $  2,456,960
      3,000        California Pollution Control Financing
                   Authority, (Laidlaw Environmental),
                   (AMT), 6.70%, 7/1/07(2)                            300
-------------------------------------------------------------------------
                                                             $  2,457,260
-------------------------------------------------------------------------
Insured-Education -- 0.5%
-------------------------------------------------------------------------
    $ 1,330        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA),
                   Variable Rate, 7/1/33(3)(4)               $  1,168,432
-------------------------------------------------------------------------
                                                             $  1,168,432
-------------------------------------------------------------------------
Insured-Electric Utilities -- 11.3%
-------------------------------------------------------------------------
    $ 4,100        California Pollution Control Financing
                   Authority, (San Diego Gas and Electric),
                   (MBIA), 5.90%, 6/1/14                     $  4,590,319
      5,000        California Pollution Control Financing
                   Authority, PCR, (Pacific Gas and
                   Electric), (MBIA), (AMT),
                   5.35%, 12/1/16                               5,070,600
      4,195        Northern California Power Agency,
                   (MBIA), Variable Rate, 8/1/25(1)             4,446,700
        500        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)            499,890
      2,000        Sacramento Power Authority, (MBIA),
                   6.00%, 7/1/22                                2,189,180

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-------------------------------------------------------------------------
    $ 7,070        Southern California Public Power
                   Authority, (MBIA), 0.00%, 7/1/15          $  3,535,919
      6,915        Southern California Public Power
                   Authority, (MBIA), 5.00%, 1/1/20             6,743,646
-------------------------------------------------------------------------
                                                             $ 27,076,254
-------------------------------------------------------------------------
Insured-General Obligations -- 1.5%
-------------------------------------------------------------------------
    $ 2,500        California, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/30(3)(4)     $  2,645,350
      2,285        Merced Unified School District, (FGIC),
                   0.00%, 8/1/19                                  867,295
-------------------------------------------------------------------------
                                                             $  3,512,645
-------------------------------------------------------------------------
Insured-Hospital -- 1.8%
-------------------------------------------------------------------------
    $ 2,550        California Statewide Communities
                   Development Authority, (Children's
                   Hospital Los Angeles), (MBIA),
                   5.25%, 8/15/29                            $  2,508,001
      1,640        California Statewide Communities
                   Development Authority, (Sutter Health),
                   (FSA), Variable Rate, 8/15/27(3)(4)          1,857,612
-------------------------------------------------------------------------
                                                             $  4,365,613
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.8%
-------------------------------------------------------------------------
    $11,280        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/30                             $  2,169,257
      6,500        Anaheim Public Financing Authority,
                   (Public Improvements), (FSA),
                   0.00%, 9/1/22                                2,030,275
     13,985        Visalia Unified School District, (MBIA),
                   0.00%, 12/1/17                               4,997,959
-------------------------------------------------------------------------
                                                             $  9,197,491
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.4%
-------------------------------------------------------------------------
    $ 3,300        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                              $  3,313,563
-------------------------------------------------------------------------
                                                             $  3,313,563
-------------------------------------------------------------------------
Insured-Transportation -- 3.2%
-------------------------------------------------------------------------
    $ 3,500        Los Angeles County, Metropolitan
                   Transportation Authority, (FGIC),
                   5.25%, 7/1/30                             $  3,456,530
      2,195        San Francisco City and County Airports,
                   (International Airport), (FSA),
                   4.75%, 5/1/29                                1,991,611
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Transportation (continued)
-------------------------------------------------------------------------
    $ 1,665        San Francisco City and County Airports,
                   (International Airport), (MBIA),
                   6.75%, 5/1/13                             $  1,765,083
      1,800        San Joaquin Hills, Transportation
                   Corridor Agency, Toll Road Bonds,
                   (MBIA), 0.00%, 1/15/24                         512,730
-------------------------------------------------------------------------
                                                             $  7,725,954
-------------------------------------------------------------------------
Insured-Water and Sewer -- 5.5%
-------------------------------------------------------------------------
    $ 1,670        California Water Resources, (Central
                   Valley), (FGIC), Variable Rate,
                   12/1/28(3)(4)                             $  1,624,158
      5,000        East Bay, Municipal Utilities District,
                   Water System, (MBIA), Variable Rate,
                   6/1/08(1)                                    5,368,750
      3,000        Metropolitan Water District, (Southern
                   California Waterworks), (MBIA), Variable
                   Rate, 7/1/27(3)(4)                           2,565,660
      3,000        San Diego County Water Authority,
                   (FGIC), Variable Rate, 4/22/09(1)            3,489,150
-------------------------------------------------------------------------
                                                             $ 13,047,718
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 19.7%
-------------------------------------------------------------------------
    $ 6,500        California Public Works, (University of
                   California), 5.00%, 6/1/23                $  6,138,600
      5,000        California Public Works, (University of
                   California), 5.25%, 6/1/20                   5,061,150
      6,500        California Public Works, (University of
                   California), 5.50%, 6/1/14                   7,018,180
      5,115        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/16                                2,352,900
      1,925        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/17                                  825,402
      5,000        Los Angeles County, (Disney Parking),
                   0.00%, 9/1/17                                2,083,950
      5,370        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/18                                2,142,147
      3,100        Los Angeles County, (Disney Parking),
                   0.00%, 3/1/20                                1,080,908
      7,000        Los Angeles County, (Marina Del Ray),
                   6.50%, 7/1/08                                7,301,630
      8,000        Pasadena Parking Facility,
                   6.25%, 1/1/18                                9,062,000
      4,000        Sacramento City Financing Authority,
                   5.40%, 11/1/20                               4,077,640
-------------------------------------------------------------------------
                                                             $ 47,144,507
-------------------------------------------------------------------------
Special Tax Revenue -- 10.8%
-------------------------------------------------------------------------
    $ 2,500        Bonita Canyon Public Financing
                   Authority, 5.375%, 9/1/28                 $  2,315,850
      1,675        Brentwood Infrastructure Financing
                   Authority, 6.00%, 9/1/22                     1,697,629
        495        Brentwood Infrastructure Financing
                   Authority, 6.00%, 9/1/29                       497,297
      2,600        Capistrano Unified School District,
                   5.75%, 9/1/29                                2,511,236

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 1,850        Contra Costa Public Financing Authority,
                   7.10%, 8/1/22                             $  1,894,511
      1,900        Corona Public Financing Authority,
                   5.80%, 9/1/20                                1,863,064
      1,500        Corona-Norco Unified School District
                   Public Financing Authority,
                   6.125%, 9/1/31                               1,459,875
      1,715        Fairfield Improvement Bond Act 1915,
                   (North Cordelia District),
                   7.375%, 9/2/18                               1,776,809
      3,325        Irvine Improvement Bond Act 1915,
                   (Assessment District North 97-16, Group
                   Two), 5.50%, 9/2/22                          3,189,074
      2,380        Lincoln Public Financing Authority,
                   Improvement Bond Act 1915, (Twelve
                   Bridges), 6.20%, 9/2/25(5)                   2,413,939
        995        Roseville Special Tax, 6.30%, 9/1/25         1,009,258
      2,300        Santa Margarita Water District,
                   6.20%, 9/1/20                                2,362,767
      1,000        Santaluz Community Facilities District
                   No. 2, 6.20%, 9/1/30                         1,010,510
      1,000        Torrance Redevelopment Agency,
                   5.625%, 9/1/28                                 960,140
        900        Whittier Public Financing Authority,
                   (Greenleaf Avenue Redevelopment),
                   5.50%, 11/1/23                                 871,785
-------------------------------------------------------------------------
                                                             $ 25,833,744
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.6%
   (identified cost $218,674,784)                            $236,345,990
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.4%                       $  3,236,221
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $239,582,211
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 33.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 18.4% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Electric Utilities -- 2.3%
-------------------------------------------------------------------------
    $ 6,275        Jacksonville Electric Power Authority,
                   5.25%, 10/1/39                            $  6,128,228
-------------------------------------------------------------------------
                                                             $  6,128,228
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.2%
-------------------------------------------------------------------------
    $ 6,895        Atlantic Beach, (Fleet Landing),
                   Prerefunded to 10/1/04, 8.00%, 10/1/24    $  7,907,600
      9,225        Dade County, (Baptist Hospital of
                   Miami), Escrowed to Maturity,
                   5.75%, 5/1/21                                9,860,695
      3,835        Dade County, Professional Sports
                   Franchise, (MBIA), Escrowed to Maturity,
                   0.00%, 10/1/23                               1,176,731
      1,675        Florida Mid-Bay Bridge Authority,
                   Escrowed to Maturity, 6.875%, 10/1/22        2,011,005
      5,600        St. Lucie Utility System, Escrowed to
                   Maturity, 6.00%, 10/1/20                     6,181,336
-------------------------------------------------------------------------
                                                             $ 27,137,367
-------------------------------------------------------------------------
General Obligations -- 3.3%
-------------------------------------------------------------------------
    $ 1,000        Florida, Variable Rate, 7/1/27(1)(2)      $    905,610
      7,500        Florida Board of Education,
                   4.75%, 6/1/22                                6,917,775
      2,300        Puerto Rico, 0.00%, 7/1/18                     950,153
-------------------------------------------------------------------------
                                                             $  8,773,538
-------------------------------------------------------------------------
Hospital -- 3.2%
-------------------------------------------------------------------------
    $ 2,500        Cape Canaveral Hospital District,
                   5.25%, 1/1/28                             $  2,328,100
      1,000        Halifax Medical Center, 7.25%, 10/1/24       1,047,930
      2,750        Jacksonville, EDA, (Mayo Clinic),
                   5.50%, 11/15/36                              2,659,415
      2,500        West Orange Healthcare District,
                   5.80%, 2/1/31                                2,452,750
-------------------------------------------------------------------------
                                                             $  8,488,195
-------------------------------------------------------------------------
Housing -- 4.7%
-------------------------------------------------------------------------
    $   400        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.90%, 10/1/21                            $    418,832
        475        Escambia County Housing Finance
                   Authority, Single Family, (GNMA), (AMT),
                   6.95%, 10/1/27                                 496,560
      1,800        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20         1,784,988
        415        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           413,846
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Housing (continued)
-------------------------------------------------------------------------
    $   910        Florida Housing Finance Authority,
                   6.35%, 6/1/14                             $    939,029
      2,115        Florida Housing Finance Authority,
                   (AMT), 6.35%, 7/1/28                         2,183,801
      6,205        Orange County Housing Finance Authority,
                   Single Family, (GNMA), (AMT),
                   6.60%, 4/1/28                                6,393,632
-------------------------------------------------------------------------
                                                             $ 12,630,688
-------------------------------------------------------------------------
Industrial Development Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 2,945        Broward County IDR, (Lynxs Cargoport),
                   (AMT), 6.75%, 6/1/19                      $  2,711,962
-------------------------------------------------------------------------
                                                             $  2,711,962
-------------------------------------------------------------------------
Insured-Electric Utilities -- 4.1%
-------------------------------------------------------------------------
    $ 5,000        Florida Municipal Power Agency Stanton
                   II, (AMBAC), Variable Rate,
                   10/1/20(1)(2)                             $  5,429,050
      1,540        Manatee County Public Utility, (FGIC),
                   0.00%, 10/1/12                                 927,388
      2,200        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(1)     2,241,404
      2,200        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)     2,369,620
-------------------------------------------------------------------------
                                                             $ 10,967,462
-------------------------------------------------------------------------
Insured-General Obligations -- 1.0%
-------------------------------------------------------------------------
    $ 2,750        Puerto Rico General Obligation, (FSA),
                   5.125%, 7/1/30                            $  2,693,487
-------------------------------------------------------------------------
                                                             $  2,693,487
-------------------------------------------------------------------------
Insured-Health Care Miscellaneous -- 0.2%
-------------------------------------------------------------------------
    $   470        Alachua County Health Facility, (Mental
                   Health Services), (FSA), 7.75%, 7/1/10    $    480,105
-------------------------------------------------------------------------
                                                             $    480,105
-------------------------------------------------------------------------
Insured-Hospital -- 8.0%
-------------------------------------------------------------------------
    $ 8,000        Charlotte County Health Care,
                   (Bon-Secours Health System), (FSA),
                   Variable Rate, 8/26/27(1)                 $  8,430,000
      3,300        Miami-Dade County, Health Facilities
                   Authority, (Miami Children's Hospital),
                   (AMBAC), 5.125%, 8/15/26                     3,201,495
      9,500        Sarasota County Public Hospital Board,
                   (Sarasota Memorial Hospital), (MBIA),
                   5.50%, 7/1/28                                9,846,560
-------------------------------------------------------------------------
                                                             $ 21,478,055
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Housing -- 4.8%
-------------------------------------------------------------------------
    $ 3,000        Florida HFA, (Brittany of Rosemont),
                   (AMBAC), (AMT), 6.875%, 8/1/26            $  3,142,110
      6,530        Florida HFA, (Maitland Club Apartments),
                   (AMBAC), (AMT), 6.875%, 8/1/26               6,839,326
      2,660        Lee County Housing Finance, SCA
                   Multifamily, (FSA), (AMT),
                   7.05%, 1/1/30                                2,789,675
-------------------------------------------------------------------------
                                                             $ 12,771,111
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 3.0%
-------------------------------------------------------------------------
    $ 7,650        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), 6.375%, 10/1/21(3)         $  7,902,144
-------------------------------------------------------------------------
                                                             $  7,902,144
-------------------------------------------------------------------------
Insured-Miscellaneous -- 0.4%
-------------------------------------------------------------------------
    $ 1,110        Escambia County, (MBIA), 7.20%, 1/1/15    $  1,120,012
-------------------------------------------------------------------------
                                                             $  1,120,012
-------------------------------------------------------------------------
Insured-Pooled Loans -- 0.3%
-------------------------------------------------------------------------
    $   676        Osceola County IDA, Community Provider
                   Pooled Loan Program, (FSA),
                   7.75%, 7/1/10                             $    695,266
-------------------------------------------------------------------------
                                                             $    695,266
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 10.1%
-------------------------------------------------------------------------
    $ 2,115        Dade County, Residual Certificates,
                   (AMBAC), Variable Rate, 10/1/35(2)(4)     $  1,764,100
      1,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/11                                 611,790
      2,000        Jacksonville Excise Tax, (FGIC), (AMT),
                   0.00%, 10/1/12                               1,150,120
      2,750        Jacksonville Sales Tax, (AMBAC),
                   5.00%, 10/1/30                               2,608,100
      1,185        Opa-Locka Sales Tax, (FGIC),
                   7.00%, 1/1/14                                1,282,774
      1,500        Orange County Tourist Development,
                   (AMBAC), 5.125%, 10/1/30                     1,454,115
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), 5.125%, 6/1/24                      1,007,870
      1,250        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(1)(2)         1,173,100
      2,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/10                               1,348,680
      1,760        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/12                               1,059,872
      2,840        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/14                               1,513,606
      4,000        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/15                               2,000,680
      4,140        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/16                               1,939,590
      2,525        Sunrise Public Facilities, (MBIA),
                   0.00%, 10/1/17                               1,109,232
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
    $ 2,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/18                            $    825,220
      6,800        Tampa Utility Tax, (AMBAC),
                   0.00%, 4/1/19                                2,708,984
      5,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/19                               1,938,750
      4,000        Tampa Utility Tax, (AMBAC),
                   0.00%, 10/1/20                               1,456,120
-------------------------------------------------------------------------
                                                             $ 26,952,703
-------------------------------------------------------------------------
Insured-Transportation -- 17.0%
-------------------------------------------------------------------------
    $ 3,475        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.00%, 10/1/24                     $  3,599,092
      4,000        Dade County Aviation Facilities, (MBIA),
                   (AMT), 6.55%, 10/1/13                        4,145,720
     13,750        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                               11,999,075
      6,250        Florida Turnpike Authority, (FSA) ,
                   4.50%, 7/1/28                                5,420,063
      2,900        Greater Orlando Aviation Authority,
                   (FGIC), (AMT), Variable Rate,
                   10/1/18(2)(4)                                2,810,042
      2,000        Lee County Airport, (FSA), (AMT),
                   5.75%, 10/1/25                               2,040,340
      2,000        Orlando and Orange County Expressway
                   Authority, (FGIC), 8.25%, 7/1/14             2,625,460
      5,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              4,540,000
      8,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36             8,249,440
-------------------------------------------------------------------------
                                                             $ 45,429,232
-------------------------------------------------------------------------
Insured-Water and Sewer -- 8.3%
-------------------------------------------------------------------------
    $ 1,500        Cocoa Water and Sewer, (FGIC),
                   4.50%, 10/1/26                            $  1,311,270
      5,000        Fort Myers Utility, (FGIC), Variable
                   Rate, 10/1/29(1)                             5,174,000
      2,000        Miami Beach, Storm Water, (FGIC),
                   5.375%, 9/1/30                               2,005,780
      8,750        Sunrise Utilities Systems, (AMBAC),
                   5.00%, 10/1/28                               8,427,825
      1,360        Tallahassee, Consolidated Utility
                   System, (FGIC), 5.50%, 10/1/19               1,433,005
      1,000        Tampa Bay Water Utility System, (FGIC),
                   4.75%, 10/1/27                                 908,740
      3,375        Tampa Bay Water Utility System, (FGIC),
                   Variable Rate, 10/1/27(1)(2)                 2,759,029
-------------------------------------------------------------------------
                                                             $ 22,019,649
-------------------------------------------------------------------------
Nursing Home -- 6.0%
-------------------------------------------------------------------------
    $   345        Charlotte County IDA, (Beverly
                   Enterprises), 10.00%, 6/1/11              $    353,394
      5,075        Dade County IDA, (Gramercy Park Nursing
                   Care), (FHA), 6.60%, 8/1/23                  5,174,419

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
    $ 3,750        Jacksonville Health Facilities
                   Authority, (Cypress Village),
                   7.00%, 12/1/22                            $  3,806,813
      2,855        Okaloosa County, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                               2,495,299
      3,500        Orange County Health Facilities
                   Authority, (Westminister Community
                   Care), 6.60%, 4/1/24                         3,048,290
      1,000        Winter Garden, (Beverly Enterprises),
                   8.75%, 7/1/12                                1,033,210
-------------------------------------------------------------------------
                                                             $ 15,911,425
-------------------------------------------------------------------------
Pooled Loans -- 1.9%
-------------------------------------------------------------------------
    $ 5,000        Osceola County IDA, Community Pooled
                   Loan-93, 7.75%, 7/1/17                    $  5,090,800
-------------------------------------------------------------------------
                                                             $  5,090,800
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.9%
-------------------------------------------------------------------------
    $   500        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/21                           $    449,030
      2,775        Lee County IDA, (Shell Point Village),
                   5.50%, 11/15/29                              2,417,247
      3,955        North Miami Health Facilities Authority,
                   (Imperial Club), 6.75%, 1/1/33               3,344,744
      1,750        Plantation Health Facilities Authority,
                   (Covenant Village of Florida),
                   5.125%, 12/1/22                              1,597,838
-------------------------------------------------------------------------
                                                             $  7,808,859
-------------------------------------------------------------------------
Special Tax Revenue -- 3.9%
-------------------------------------------------------------------------
    $ 1,280        Fleming Island Plantation Community
                   Development District, 6.30%, 2/1/05       $  1,289,600
      1,185        Lexington Oaks Community Development
                   District, 7.20%, 5/1/30                      1,229,058
      1,340        Longleaf Community Development District,
                   6.20%, 5/1/09                                1,245,061
      1,715        Longleaf Community Development District,
                   6.65%, 5/1/20                                1,539,813
      1,015        Northern Palm Beach County, (Water
                   Control and Improvements),
                   6.00%, 8/1/25                                1,006,718
      3,415        University Square Community Development
                   District, 6.75%, 5/1/20                      3,487,910
        685        Vista Lakes Community Development
                   District, 7.20%, 5/1/32                        703,454
-------------------------------------------------------------------------
                                                             $ 10,501,614
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Transportation -- 1.1%
-------------------------------------------------------------------------
    $ 3,000        Florida Mid-Bay Bridge Authority,
                   6.125%, 10/1/22                           $  3,038,280
-------------------------------------------------------------------------
                                                             $  3,038,280
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.7%
   (identified cost $251,106,007)                            $260,730,182
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.3%                       $  6,214,977
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $266,945,159
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 58.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 12.2% to 16.5% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 0.8%
-------------------------------------------------------------------------
    $ 1,500        Massachusetts IFA, (Briscoe House),
                   (FHA), 7.125%, 2/1/36                     $  1,620,060
-------------------------------------------------------------------------
                                                             $  1,620,060
-------------------------------------------------------------------------
Education -- 8.5%
-------------------------------------------------------------------------
    $ 1,290        Massachusetts Development Finance
                   Agency, (Belmont Hill School),
                   5.00%, 9/1/31                             $  1,195,546
      5,000        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                               4,668,100
      1,000        Massachusetts Development Finance
                   Agency, (Wheeler School),
                   6.50%, 12/1/29                               1,027,540
      5,000        Massachusetts HEFA, (Harvard
                   University), 5.00%, 7/15/35                  4,692,800
      2,000        Massachusetts IFA, (Belmont Hill
                   School), 5.25%, 9/1/28                       1,895,520
      1,250        Massachusetts IFA, (Dana Hall),
                   5.90%, 7/1/27                                1,217,700
      2,000        Massachusetts IFA, (St. Johns High
                   School, Inc.), 5.35%, 6/1/28                 1,803,480
-------------------------------------------------------------------------
                                                             $ 16,500,686
-------------------------------------------------------------------------
Electric Utilities -- 3.7%
-------------------------------------------------------------------------
    $ 3,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $  1,334,520
     13,230        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                5,885,233
-------------------------------------------------------------------------
                                                             $  7,219,753
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.7%
-------------------------------------------------------------------------
    $ 2,255        Massachusetts HEFA, (Sisters of
                   Providence Health System), Prerefunded
                   to 11/15/04, 6.50%, 11/15/08              $  2,364,525
      2,500        Massachusetts Municipal Wholesale
                   Electric Co., Prerefunded to 7/1/02,
                   6.625%, 7/1/18                               2,580,825
      3,500        Massachusetts Municipal Wholesale
                   Electric Co., Prerefunded to 7/1/02,
                   6.75%, 7/1/11                                3,613,995
        200        Massachusetts Turnpike Authority,
                   (MBIA), Escrowed to Maturity,
                   5.00%, 1/1/20                                  198,706
     20,000        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20(1)      19,868,200
-------------------------------------------------------------------------
                                                             $ 28,626,251
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
General Obligations -- 0.1%
-------------------------------------------------------------------------
    $   105        Nantucket, 6.80%, 12/1/11                 $    107,529
-------------------------------------------------------------------------
                                                             $    107,529
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 10.1%
-------------------------------------------------------------------------
    $ 8,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/08                     $  5,992,640
      9,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/09                        6,367,950
     11,000        Massachusetts IFA, (Biomedical Research
                   Corp.), 0.00%, 8/1/10                        7,364,610
-------------------------------------------------------------------------
                                                             $ 19,725,200
-------------------------------------------------------------------------
Hospital -- 9.8%
-------------------------------------------------------------------------
    $ 1,000        Massachusetts HEFA, (Berkshire Health
                   System), 6.25%, 10/1/31                   $    989,360
      1,600        Massachusetts HEFA, (Cape Cod
                   Healthcare), 5.45%, 11/15/23                 1,474,064
      2,000        Massachusetts HEFA, (Daughters of
                   Charity Health System), 6.10%, 7/1/14        2,136,840
      3,610        Massachusetts HEFA, (Jordan Hospital),
                   5.25%, 10/1/23                               3,140,014
      1,465        Massachusetts HEFA, (Jordan Hospital),
                   5.375%, 10/1/28                              1,271,195
      1,020        Massachusetts HEFA, (Jordan Hospital),
                   6.875%, 10/1/15                              1,036,708
        800        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.25%, 7/15/18                                 692,352
      1,720        Massachusetts HEFA,
                   (Milford-Whitinsville Hospital),
                   5.375%, 7/15/28                              1,419,671
      3,300        Massachusetts HEFA, (New England Health
                   Systems), 6.125%, 8/1/13                     3,066,393
      4,100        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                       3,875,648
-------------------------------------------------------------------------
                                                             $ 19,102,245
-------------------------------------------------------------------------
Industrial Development Revenue -- 2.7%
-------------------------------------------------------------------------
    $ 2,075        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.60%, 12/1/15         $  2,133,909
      3,000        Massachusetts IFA, (American Hingham
                   Water Co.), (AMT), 6.90%, 12/1/29            3,108,960
-------------------------------------------------------------------------
                                                             $  5,242,869
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Education -- 9.7%
-------------------------------------------------------------------------
    $ 1,150        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(2)(3)                             $  1,082,932
        455        Massachusetts HEFA, (Berklee College of
                   Music), (MBIA), 7.20%, 7/1/09                  459,595
      3,650        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 4.75%, 10/1/28          3,274,597
      2,500        Massachusetts HEFA, (Brandeis
                   University), (MBIA), 5.00%, 10/1/26          2,389,500
      1,000        Massachusetts HEFA, (Northeastern
                   University), (MBIA), 5.00%, 10/1/28            950,580
      2,000        Massachusetts HEFA, (UMass Worcester
                   Campus), (FGIC), 5.25%, 10/1/31              1,963,200
      1,000        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.00%, 9/1/23                  964,910
      3,080        Massachusetts IFA, (College of the Holy
                   Cross), (MBIA), 5.625%, 3/1/26               3,138,797
      5,300        Massachusetts IFA, (Tufts University),
                   (MBIA), 4.75%, 2/15/28                       4,773,339
-------------------------------------------------------------------------
                                                             $ 18,997,450
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.0%
-------------------------------------------------------------------------
    $ 2,000        Puerto Rico Electric Power Authority,
                   RITES, (FSA), Variable Rate,
                   7/1/29(3)(4)                              $  1,999,560
-------------------------------------------------------------------------
                                                             $  1,999,560
-------------------------------------------------------------------------
Insured-General Obligations -- 1.9%
-------------------------------------------------------------------------
    $ 2,600        Ipswich, (FGIC), 5.00%, 11/15/19          $  2,562,404
      1,290        Puerto Rico, (AMBAC), 4.50%, 7/1/23          1,172,249
-------------------------------------------------------------------------
                                                             $  3,734,653
-------------------------------------------------------------------------
Insured-Hospital -- 7.5%
-------------------------------------------------------------------------
    $ 3,750        Massachusetts HEFA, (Beth Israel
                   Hospital), (AMBAC), (AMT), Variable
                   Rate, 7/1/25(2)                           $  3,923,438
      1,000        Massachusetts HEFA, (Caregroup), (MBIA),
                   4.75%, 7/1/20                                  911,500
        750        Massachusetts HEFA, (Harvard Pilgrim
                   Health), (FSA), 5.00%, 7/1/05                  771,383
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/13(2)                                   2,782,000
      2,600        Massachusetts HEFA, (St. Luke's
                   Hospital), (MBIA), Variable Rate,
                   8/15/23(2)                                   2,661,750
      3,000        Massachusetts HEFA, (The Medical Center
                   of Central Massachusetts), (AMBAC),
                   Variable Rate, 6/23/22(2)                    3,510,000
-------------------------------------------------------------------------
                                                             $ 14,560,071
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Transportation -- 8.2%
-------------------------------------------------------------------------
    $29,870        Massachusetts Turnpike Authority,
                   (MBIA), 0.00%, 1/1/28                     $  6,978,827
     10,750        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   0.00%, 1/1/22                                3,554,703
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38                908,000
      3,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38             2,737,410
      2,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36             1,912,480
-------------------------------------------------------------------------
                                                             $ 16,091,420
-------------------------------------------------------------------------
Miscellaneous -- 0.8%
-------------------------------------------------------------------------
    $ 1,485        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(3)(4)   $  1,601,394
-------------------------------------------------------------------------
                                                             $  1,601,394
-------------------------------------------------------------------------
Nursing Home -- 2.7%
-------------------------------------------------------------------------
    $ 2,400        Massachusetts HEFA, (Christopher House),
                   6.875%, 1/1/29                            $  2,227,512
      3,225        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               3,144,988
-------------------------------------------------------------------------
                                                             $  5,372,500
-------------------------------------------------------------------------
Pooled Loans -- 1.1%
-------------------------------------------------------------------------
    $ 2,000        New England Educational Loan Marketing
                   Corp., (AMT), 6.90%, 11/1/09              $  2,213,540
-------------------------------------------------------------------------
                                                             $  2,213,540
-------------------------------------------------------------------------
Senior Living / Life Care -- 0.9%
-------------------------------------------------------------------------
    $ 1,885        Massachusetts IFA, (Forge Hill), (AMT),
                   6.75%, 4/1/30                             $  1,700,251
-------------------------------------------------------------------------
                                                             $  1,700,251
-------------------------------------------------------------------------
Solid Waste -- 1.4%
-------------------------------------------------------------------------
    $ 1,000        Massachusetts Development Finance
                   Agency, Resource Recovery, (Ogden
                   Haverhill), 5.50%, 12/1/19                $    790,140
      1,750        Massachusetts IFA, Resource Recovery,
                   (Ogden Haverhill), (AMT),
                   5.60%, 12/1/19                               1,392,353
        510        Pittsfield, Solid Waste Disposal, (Vicon
                   Recovery Associates), 7.95%, 11/1/04           510,352
-------------------------------------------------------------------------
                                                             $  2,692,845
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Special Tax Revenue -- 0.6%
-------------------------------------------------------------------------
    $ 1,250        Massachusetts Bay Transportation
                   Authority, Sales Tax, 5.50%, 7/1/30       $  1,265,188
-------------------------------------------------------------------------
                                                             $  1,265,188
-------------------------------------------------------------------------
Transportation -- 1.6%
-------------------------------------------------------------------------
    $ 3,500        Massachusetts Bay Transportation
                   Authority, Variable Rate, 3/1/27(2)(3)    $  3,112,200
-------------------------------------------------------------------------
                                                             $  3,112,200
-------------------------------------------------------------------------
Water and Sewer -- 9.4%
-------------------------------------------------------------------------
    $12,185        Boston IDA, (Harbor Electric Energy
                   Co.), (AMT), 7.375%, 5/15/15              $ 12,471,591
      1,500        Massachusetts Water Resources Authority,
                   5.25%, 3/1/13                                1,519,590
      4,165        Massachusetts Water Resources Authority,
                   5.25%, 12/1/15                               4,331,933
-------------------------------------------------------------------------
                                                             $ 18,323,114
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.2%
   (identified cost $185,218,450)                            $189,808,779
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.8%                       $  5,391,626
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $195,200,405
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 29.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.9% to 20.4% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 3.0%
------------------------------------------------------------------------
     $  470        University of Mississippi Educational
                   Building Corp., 6.20%, 6/1/16             $   497,471
------------------------------------------------------------------------
                                                             $   497,471
------------------------------------------------------------------------
Electric Utilities -- 3.3%
------------------------------------------------------------------------
     $  250        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                             $   240,325
        300        Warren County, (Mississippi Power &
                   Light), 7.00%, 4/1/22                         308,667
------------------------------------------------------------------------
                                                             $   548,992
------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.8%
------------------------------------------------------------------------
     $  500        Mississippi Educational Facilities
                   Authority, (Milsaps College), (MBIA),
                   Prerefunded to 11/1/04, 6.50%, 11/1/19    $   551,965
      2,500        Mississippi Housing Finance Corp.,
                   Single Family, Escrowed to Maturity,
                   (AMT), 0.00%, 6/1/15                        1,258,200
------------------------------------------------------------------------
                                                             $ 1,810,165
------------------------------------------------------------------------
General Obligations -- 1.4%
------------------------------------------------------------------------
     $  250        Mississippi State General Obligation,
                   5.00%, 11/1/21                            $   242,545
------------------------------------------------------------------------
                                                             $   242,545
------------------------------------------------------------------------
Hospital -- 5.5%
------------------------------------------------------------------------
     $  300        Corinth and Alcorn County, (Magnolia
                   Health Center), 5.50%, 10/1/21            $   273,639
        500        Jones County, (South Central Regional
                   Medical Center), 5.50%, 12/1/17               470,430
        200        Mississippi Hospital Equipment and
                   Facilities Authority, (Rush Medical
                   Foundation), 6.00%, 1/1/22                    176,988
------------------------------------------------------------------------
                                                             $   921,057
------------------------------------------------------------------------
Housing -- 12.1%
------------------------------------------------------------------------
     $  500        Hinds County, (Woodridge Apartments),
                   (FHA), 6.25%, 11/1/27                     $   512,370
        495        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 6.625%, 4/1/27                 507,137
        375        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 7.55%, 12/1/27                 408,064
        180        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 8.10%, 12/1/24                 193,208
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $  375        Mississippi Home Corp., Single Family,
                   (GNMA), (AMT), 8.125%, 12/1/24            $   401,186
------------------------------------------------------------------------
                                                             $ 2,021,965
------------------------------------------------------------------------
Industrial Development Revenue -- 7.3%
------------------------------------------------------------------------
     $  500        Lowndes County, (Weyerhaeuser),
                   6.80%, 4/1/22                             $   546,850
        350        Mississippi Business Finance Corp.,
                   (E.I. DuPont deNemours), (AMT),
                   7.15%, 5/1/16(1)                              358,089
        300        Warren County, (International Paper),
                   (AMT), 6.70%, 8/1/18                          313,308
------------------------------------------------------------------------
                                                             $ 1,218,247
------------------------------------------------------------------------
Insured-Education -- 6.0%
------------------------------------------------------------------------
     $  500        Mississippi State University Educational
                   Building Corp., (MBIA), 5.25%, 8/1/17     $   514,055
        500        Southern Mississippi University
                   Educational Building Corp., (AMBAC),
                   5.00%, 3/1/21                                 483,065
------------------------------------------------------------------------
                                                             $   997,120
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.4%
------------------------------------------------------------------------
     $  250        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $   250,070
        300        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      323,130
------------------------------------------------------------------------
                                                             $   573,200
------------------------------------------------------------------------
Insured-General Obligations -- 7.3%
------------------------------------------------------------------------
     $  500        Hinds County, (MBIA), 6.25%, 3/1/11       $   563,520
        435        Mississippi Development Bank, (Meridian
                   Community College), (AMBAC),
                   5.00%, 7/1/23                                 413,385
        250        Puerto Rico General Obligation, (FSA),
                   5.125%, 7/1/30                                244,863
------------------------------------------------------------------------
                                                             $ 1,221,768
------------------------------------------------------------------------
Insured-Hospital -- 13.3%
------------------------------------------------------------------------
     $  750        Gulfport, (Gulfport Memorial Hospital),
                   (MBIA), 6.20%, 7/1/18                     $   800,213
        600        Hinds County, (Mississippi Methodist
                   Hospital), (AMBAC), 5.60%, 5/1/12             640,284
        250        Mississippi Hospital Equipment and
                   Facilities Authority, (Forrest County
                   General Hospital), (FSA), 5.50%, 1/1/27       249,140

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSISSIPPI MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Hospital (continued)
------------------------------------------------------------------------
     $  500        Mississippi Hospital Equipment and
                   Facilities Authority, (Mississippi
                   Baptist Medical Center), (MBIA),
                   6.00%, 5/1/13                             $   527,955
------------------------------------------------------------------------
                                                             $ 2,217,592
------------------------------------------------------------------------
Insured-Other Revenue -- 2.9%
------------------------------------------------------------------------
     $  500        Mississippi Development Bank, (Capital
                   Projects), (AMBAC), 5.00%, 7/1/24         $   480,175
------------------------------------------------------------------------
                                                             $   480,175
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.3%
------------------------------------------------------------------------
     $  180        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28         $   173,860
        220        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                  220,904
------------------------------------------------------------------------
                                                             $   394,764
------------------------------------------------------------------------
Insured-Transportation -- 3.0%
------------------------------------------------------------------------
     $  350        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 5.00%, 7/1/28         $   338,062
        175        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              159,682
------------------------------------------------------------------------
                                                             $   497,744
------------------------------------------------------------------------
Insured-Water and Sewer -- 5.1%
------------------------------------------------------------------------
     $  300        Gautier Utility District, (FGIC),
                   5.125%, 3/1/19                            $   294,333
        600        Harrison County, Wastewater Management
                   and Solid Waste, (FGIC), 4.75%, 2/1/27        551,880
------------------------------------------------------------------------
                                                             $   846,213
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 7.6%
------------------------------------------------------------------------
     $  750        Mississippi Development Bank, (Golden
                   Triangle Solid Waste), 6.00%, 7/1/15      $   761,310
        500        Mississippi State University Educational
                   Building Corp., 6.15%, 6/15/15                510,715
------------------------------------------------------------------------
                                                             $ 1,272,025
------------------------------------------------------------------------
Nursing Home -- 1.8%
------------------------------------------------------------------------
     $  295        Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25      $   303,443
------------------------------------------------------------------------
                                                             $   303,443
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Senior Living / Life Care -- 1.1%
------------------------------------------------------------------------
     $  185        Ridgeland, Urban Renewal, (The Orchard),
                   7.75%, 12/1/15                            $   191,092
------------------------------------------------------------------------
                                                             $   191,092
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.2%
   (identified cost $15,705,502)                             $16,255,578
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.8%                       $   460,396
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $16,715,974
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 47.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.2% to 19.2% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.8%
-------------------------------------------------------------------------
    $ 2,005        Port Authority of New York and New
                   Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  2,044,539
      4,250        Suffolk County IDA, (Nissequogue
                   Cogeneration Partners Facility), (AMT),
                   5.50%, 1/1/23                                3,766,775
-------------------------------------------------------------------------
                                                             $  5,811,314
-------------------------------------------------------------------------
Education -- 26.5%
-------------------------------------------------------------------------
    $ 5,220        Monroe County IDA, (Wilmur Assoc.),
                   7.25%, 12/1/16                            $  5,310,358
      3,500        New York City IDA, (Polytechnic
                   University), 6.125%, 11/1/30                 3,559,780
      8,000        New York Dormitory Authority, (City
                   University), 5.625%, 7/1/16                  8,610,800
      8,500        New York Dormitory Authority, (City
                   University), 6.00%, 7/1/20                   9,406,525
      5,100        New York Dormitory Authority, (City
                   University), 7.00%, 7/1/09                   5,705,115
      4,325        New York Dormitory Authority, (City
                   University), 7.50%, 7/1/10                   4,982,659
      1,750        New York Dormitory Authority,
                   (Rockefeller University), 4.75%, 7/1/37      1,585,902
      9,985        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/15                              10,433,227
     18,775        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/19(1)                           19,190,115
     14,680        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.25%, 5/15/21                              14,865,262
      2,000        New York Dormitory Authority, (State
                   University Educational Facilities),
                   5.50%, 5/15/19                               2,101,060
      1,000        Tompkins County IDA, (Cornell
                   University), 5.75%, 7/1/30                   1,119,080
-------------------------------------------------------------------------
                                                             $ 86,869,883
-------------------------------------------------------------------------
Electric Utilities -- 4.2%
-------------------------------------------------------------------------
    $ 7,200        Long Island Power Authority, Electric
                   System Revenue, 5.50%, 12/1/23            $  7,253,568
      6,330        Long Island Power Authority, Electric
                   System Revenue, 5.50%, 12/1/29               6,360,890
-------------------------------------------------------------------------
                                                             $ 13,614,458
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.8%
-------------------------------------------------------------------------
    $ 3,000        New York Energy Research and Development
                   Authority, (LILCO), (AMT), Prerefunded
                   to 1/21/03,
                   Variable Rate, 8/1/22(2)                  $  3,326,070
      2,450        New York Energy Research and Development
                   Authority, (LILCO), (AMT), Prerefunded
                   to 1/21/03,
                   Variable Rate, 8/1/22(2)                     2,699,532
-------------------------------------------------------------------------
                                                             $  6,025,602
-------------------------------------------------------------------------
Gas Utilities -- 0.9%
-------------------------------------------------------------------------
    $ 2,500        New York Energy Research and Development
                   Authority, (Brooklyn Union Gas), (AMT),
                   Variable Rate, 7/1/26(2)                  $  2,993,750
-------------------------------------------------------------------------
                                                             $  2,993,750
-------------------------------------------------------------------------
General Obligations -- 4.7%
-------------------------------------------------------------------------
    $ 5,200        New York City, 5.875%, 2/15/19            $  5,350,332
      3,575        New York State, 5.25%, 3/15/32               3,401,648
      2,500        New York State, 5.375%, 12/1/26              2,443,025
      3,500        New York State, 6.00%, 5/15/30               3,681,580
      1,125        Puerto Rico, 0.00%, 7/1/17                     498,364
-------------------------------------------------------------------------
                                                             $ 15,374,949
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 2.0%
-------------------------------------------------------------------------
    $   380        New York City IDA, (A Very Special
                   Place), 5.75%, 1/1/29                     $    302,552
      5,050        New York Dormitory Authority, (Mental
                   Health Facilities), 5.375%, 2/15/26          5,008,085
        125        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 2/1/15                119,681
        340        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                347,045
        345        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                352,148
        300        Suffolk County Industrial Development
                   Agency, Civic Facility Revenue,
                   (Alliance of LI), 7.50%, 9/1/15                306,216
-------------------------------------------------------------------------
                                                             $  6,435,727
-------------------------------------------------------------------------
Hospital -- 4.6%
-------------------------------------------------------------------------
    $ 1,250        Chautauqua County IDA, (Womans Christian
                   Association), 6.35%, 11/15/17             $  1,146,763
      3,250        Chautauqua County IDA, (Womans Christian
                   Association), 6.40%, 11/15/29                2,865,980
      2,750        Fulton County IDA, (Nathan Littauer
                   Hospital), 6.00%, 11/1/18                    2,392,418

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,200        Nassau County Industrial Development
                   Agency, (North Shore Health System),
                   5.875%, 11/1/11                           $  1,176,024
      4,500        New York Dormitory Authority, (Lenox
                   Hill Hospital), 5.50%, 7/1/30                4,426,695
      2,750        Oneida County Industrial Development
                   Agency, (Elizabeth Medical Center),
                   5.875%, 12/1/29                              2,332,358
      1,000        Oneida County Industrial Development
                   Agency, (Elizabeth Medical Center),
                   6.00%, 12/1/29                                 860,990
-------------------------------------------------------------------------
                                                             $ 15,201,228
-------------------------------------------------------------------------
Housing -- 1.8%
-------------------------------------------------------------------------
    $ 4,089        New York City HDC, Allerville,
                   6.50%, 11/15/18                           $  4,092,347
      1,792        New York City HDC, Dayton,
                   6.50%, 11/15/18                              1,883,362
-------------------------------------------------------------------------
                                                             $  5,975,709
-------------------------------------------------------------------------
Industrial Development Revenue -- 0.9%
-------------------------------------------------------------------------
    $ 1,250        Onondaga County, IDA, (Senior Air Cargo)
                   (AMT), 6.125%, 1/1/32                     $  1,228,200
      1,600        Port Authority of New York and New
                   Jersey, (Continental Airlines), (AMT),
                   9.125%, 12/1/15                              1,620,112
-------------------------------------------------------------------------
                                                             $  2,848,312
-------------------------------------------------------------------------
Insured-Education -- 4.1%
-------------------------------------------------------------------------
    $12,500        New York Dormitory Authority, (New York
                   University), (MBIA), 5.75%, 7/1/27        $ 13,483,375
-------------------------------------------------------------------------
                                                             $ 13,483,375
-------------------------------------------------------------------------
Insured-Electric Utilities -- 0.5%
-------------------------------------------------------------------------
    $ 1,500        Puerto Rico Electric Power Authority,
                   (MBIA),
                   Variable Rate, 7/1/29(3)(4)               $  1,499,670
-------------------------------------------------------------------------
                                                             $  1,499,670
-------------------------------------------------------------------------
Insured-General Obligations -- 1.4%
-------------------------------------------------------------------------
    $   700        Bethlehem Central School District,
                   (AMBAC), 7.10%, 11/1/08                   $    816,410
        700        Bethlehem Central School District,
                   (AMBAC), 7.10%, 11/1/09                        822,997
        700        Jamestown, (AMBAC), 7.10%, 3/15/11             839,027
        675        Jamestown, (AMBAC), 7.10%, 3/15/12             812,916
        675        Jamestown, (AMBAC), 7.10%, 3/15/13             816,487
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-General Obligations (continued)
-------------------------------------------------------------------------
    $   515        Jamestown, (AMBAC), 7.10%, 3/15/14        $    626,111
-------------------------------------------------------------------------
                                                             $  4,733,948
-------------------------------------------------------------------------
Insured-Hospital -- 0.4%
-------------------------------------------------------------------------
    $ 1,500        New York Dormitory Authority, (Mental
                   Health Facilities), (FSA),
                   5.25%, 8/15/30                            $  1,468,485
-------------------------------------------------------------------------
                                                             $  1,468,485
-------------------------------------------------------------------------
Insured-Miscellaneous -- 1.7%
-------------------------------------------------------------------------
    $ 5,045        New York City Trust Cultural Resources,
                   (AMBAC), Variable Rate, 7/1/29(2)(3)      $  5,526,646
-------------------------------------------------------------------------
                                                             $  5,526,646
-------------------------------------------------------------------------
Insured-Solid Waste -- 1.5%
-------------------------------------------------------------------------
    $ 4,495        Islip Resource Recovery Agency, (MBIA),
                   6.50%, 7/1/09                             $  4,941,398
-------------------------------------------------------------------------
                                                             $  4,941,398
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.2%
-------------------------------------------------------------------------
    $ 2,950        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(2)(3)                              $  2,748,781
      1,225        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                    1,099,670
-------------------------------------------------------------------------
                                                             $  3,848,451
-------------------------------------------------------------------------
Insured-Transportation -- 7.4%
-------------------------------------------------------------------------
    $10,700        Metropolitan Transportation Authority of
                   New York, (FGIC), 4.75%, 4/1/28           $  9,974,326
      5,470        Metropolitan Transportation Authority of
                   New York, (FGIC), 5.00%, 4/1/23              5,389,536
      3,165        Monroe County, Airport Authority, (AMT),
                   (MBIA), Variable Rate, 1/1/19(2)(3)          3,557,998
      1,750        Niagara Frontier Airport Authority,
                   (Buffalo Niagara International Airport),
                   (MBIA), (AMT),
                   Variable Rate, 4/1/29(2)(3)                  1,834,420
      4,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              3,632,000
-------------------------------------------------------------------------
                                                             $ 24,388,280
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Water and Sewer -- 0.9%
-------------------------------------------------------------------------
    $ 3,305        New York City Municipal Water Finance
                   Authority, (Water and Sewer System),
                   (FGIC), 4.75%, 6/15/31                    $  2,979,623
-------------------------------------------------------------------------
                                                             $  2,979,623
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 10.8%
-------------------------------------------------------------------------
    $ 5,000        New York Housing Finance Agency, New
                   York City Health Facilities, Variable
                   Rate, 5/1/06(2)(3)                        $  5,721,050
     27,940        New York Urban Development Corp.,
                   5.70%, 4/1/20                               29,746,321
-------------------------------------------------------------------------
                                                             $ 35,467,371
-------------------------------------------------------------------------
Miscellaneous -- 1.2%
-------------------------------------------------------------------------
    $ 3,500        Puerto Rico Infrastructure Financing
                   Authority,
                   Variable Rate, 10/1/32(3)(4)              $  3,779,860
-------------------------------------------------------------------------
                                                             $  3,779,860
-------------------------------------------------------------------------
Nursing Home -- 0.8%
-------------------------------------------------------------------------
    $ 2,600        New York MCFFA, Hospital and Nursing
                   Insured Mortgage, (FHA), 7.25%, 2/15/31   $  2,661,100
-------------------------------------------------------------------------
                                                             $  2,661,100
-------------------------------------------------------------------------
Senior Living / Life Care -- 1.1%
-------------------------------------------------------------------------
    $ 3,650        Glen Cove IDA, (Regency at Glen Cove),
                   9.50%, 7/1/12                             $  3,765,815
-------------------------------------------------------------------------
                                                             $  3,765,815
-------------------------------------------------------------------------
Special Tax Revenue -- 9.4%
-------------------------------------------------------------------------
    $ 5,700        New York City Transitional Finance
                   Authority, 4.75%, 11/1/23                 $  5,247,819
      2,750        New York City Transitional Finance
                   Authority, 4.75%, 11/15/23                   2,528,295
      3,595        New York City Transitional Finance
                   Authority, 5.50%, 5/1/25                     3,660,429
     19,830        New York State Local Government
                   Assistance Corp., 5.00%, 4/1/21             19,460,171
-------------------------------------------------------------------------
                                                             $ 30,896,714
-------------------------------------------------------------------------
Transportation -- 5.0%
-------------------------------------------------------------------------
    $12,080        Triborough Bridge and Tunnel Authority,
                   5.50%, 1/1/17                             $ 12,880,058
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Transportation (continued)
-------------------------------------------------------------------------
    $ 3,000        Triborough Bridge and Tunnel Authority,
                   6.125%, 1/1/21                            $  3,374,070
-------------------------------------------------------------------------
                                                             $ 16,254,128
-------------------------------------------------------------------------
Water and Sewer -- 2.1%
-------------------------------------------------------------------------
    $ 6,500        New York City Municipal Water Finance
                   Authority, 5.75%, 6/15/29                 $  6,762,340
-------------------------------------------------------------------------
                                                             $  6,762,340
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.7%
   (identified cost $300,367,735)                            $323,608,136
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                       $  4,263,184
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $327,871,320
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 19.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.6% to 7.8% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 96.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 1.2%
-------------------------------------------------------------------------
     $2,400        Ohio Water Development Authority, Solid
                   Waste Disposal, (Bay Shore Power),
                   (AMT), 5.875%, 9/1/20                     $  2,161,632
-------------------------------------------------------------------------
                                                             $  2,161,632
-------------------------------------------------------------------------
Education -- 3.4%
-------------------------------------------------------------------------
     $  550        Ohio Higher Educational Facilities
                   Authority, (Case Western University),
                   6.50%, 10/1/20                            $    644,077
      5,875        Ohio Higher Educational Facilities
                   Authority, (Oberlin College), Variable
                   Rate, 10/1/29(1)(2)                          5,255,422
-------------------------------------------------------------------------
                                                             $  5,899,499
-------------------------------------------------------------------------
Electric Utilities -- 3.9%
-------------------------------------------------------------------------
     $2,000        Clyde, Electric System Revenue, (AMT),
                   6.00%, 11/15/14                           $  2,012,540
      4,750        Ohio Water Development Authority,
                   Pollution Control Facilities, (Cleveland
                   Electric), (AMT), 6.10%, 8/1/20              4,788,617
-------------------------------------------------------------------------
                                                             $  6,801,157
-------------------------------------------------------------------------
General Obligations -- 4.1%
-------------------------------------------------------------------------
     $1,000        Tuscarawas County Public Library
                   Improvement, 6.90%, 12/1/11               $  1,021,450
      5,655        Youngstown, 7.35%, 7/1/05                    6,264,326
-------------------------------------------------------------------------
                                                             $  7,285,776
-------------------------------------------------------------------------
Hospital -- 12.8%
-------------------------------------------------------------------------
     $2,100        Cuyahoga County, (Fairview General
                   Hospital), 6.25%, 8/15/10                 $  2,196,873
      1,000        East Liverpool, (City Hospital),
                   8.00%, 10/1/21                               1,021,160
      4,000        Erie County, (Firelands Community
                   Hospital), 6.75%, 1/1/08                     4,094,160
      2,000        Hamilton County, (Bethesda Hospital,
                   Inc.), 6.25%, 1/1/12                         2,101,340
      2,155        Highland County, (Township Hospital),
                   6.75%, 12/1/29                               1,960,339
      3,800        Miami, (Upper Valley Medical Center),
                   6.375%, 5/15/26                              3,800,570
      1,000        Parma, (Parma Community General Hospital
                   Association), 5.35%, 11/1/18                   950,670
      4,250        Parma, (Parma Community General Hospital
                   Association), 5.375%, 11/1/29                3,917,820
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
     $2,500        Richland County Hospital Facilities,
                   (Medcentral Health Systems),
                   6.375%, 11/15/30                          $  2,561,825
-------------------------------------------------------------------------
                                                             $ 22,604,757
-------------------------------------------------------------------------
Housing -- 5.9%
-------------------------------------------------------------------------
     $2,945        Cuyahoga County, (Rolling Hills Apts.),
                   (AMT), 8.00%, 1/1/28(3)                   $  1,501,155
      2,500        Franklin County, (Tuttle Park), (FHA),
                   (AMT), 6.50%, 3/1/26                         2,594,200
      5,985        Franklin County, (Tuttle Park), (FHA),
                   (AMT), 6.60%, 3/1/36                         6,204,530
-------------------------------------------------------------------------
                                                             $ 10,299,885
-------------------------------------------------------------------------
Industrial Development Revenue -- 9.6%
-------------------------------------------------------------------------
     $2,000        Cleveland Airport, (Continental
                   Airlines), (AMT), 5.375%, 9/15/27         $  1,437,740
      4,500        Cleveland Airport, (Continental
                   Airlines), (AMT), 5.70%, 12/1/19             3,557,655
      2,990        Dayton, Special Facilities Revenue,
                   (Emery Air Freight), 5.625%, 2/1/18          2,226,115
        880        Ohio Economic Development Commission,
                   (VSM Corp.), (AMT), 7.375%, 12/1/11            898,814
      2,500        Ohio Environmental Facilities, (Ford
                   Motor), 6.15%, 6/1/30                        2,554,350
      1,000        Ohio Environmental Facilities, (Ford
                   Motor), (AMT), 5.95%, 9/1/29                 1,004,380
      1,000        Ohio Pollution Control, (Standard Oil),
                   6.75%, 12/1/15                               1,186,570
      4,000        Ohio Sewer and Solid Waste Disposal
                   Facilities, (Anheuser Busch),
                   6.00%, 7/1/35                                4,109,800
-------------------------------------------------------------------------
                                                             $ 16,975,424
-------------------------------------------------------------------------
Insured-Education -- 3.7%
-------------------------------------------------------------------------
     $  700        Puerto Rico Industrial, Tourist,
                   Educational, Medical and Environmental,
                   Residual Certificates, (MBIA),
                   Variable Rate, 7/1/33(2)(4)               $    614,964
      2,000        University of Akron, (FGIC),
                   Variable Rate, 1/1/29(1)(2)                  2,157,120
      4,000        University of Cincinnati, (FGIC),
                   5.00%, 6/1/31                                3,785,640
-------------------------------------------------------------------------
                                                             $  6,557,724
-------------------------------------------------------------------------
Insured-Electric Utilities -- 7.0%
-------------------------------------------------------------------------
     $2,000        Cuyahoga County Utility Systems,
                   (Medical Center Co.), (MBIA), (AMT),
                   6.10%, 8/15/15                            $  2,150,680

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-------------------------------------------------------------------------
     $4,445        Ohio Air Quality Development Authority,
                   (Ohio Power), RITES, (AMBAC), Variable
                   Rate, 5/1/26(2)(4)                        $  4,076,732
      3,000        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/26                 782,040
      2,500        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/27                 615,875
      4,750        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/28               1,103,330
      3,900        Puerto Rico Electric Power Authority,
                   (XLCA), 4.75%, 7/1/24                        3,590,223
-------------------------------------------------------------------------
                                                             $ 12,318,880
-------------------------------------------------------------------------
Insured-General Obligations -- 5.8%
-------------------------------------------------------------------------
     $1,500        Amherst School District, (FGIC),
                   5.00%, 12/1/26                            $  1,435,350
      1,250        Athens City School District, (FSA),
                   6.00%, 12/1/24                               1,340,400
      2,110        Hudson Local School District, (FGIC),
                   0.00%, 12/15/09                              1,476,747
      1,500        Lima City School District, (AMBAC),
                   6.00%, 12/1/22                               1,629,915
      2,600        Norwalk City School District, (AMBAC),
                   4.75%, 12/1/26                               2,380,482
      1,500        Pickering Local School District, (FGIC),
                   0.00%, 12/1/16                                 682,365
        350        South-Western City, School District,
                   Franklin and Pickway Counties, (AMBAC),
                   4.75%, 12/1/26                                 320,541
      1,000        Springfield City School District, (Clark
                   County), (FGIC), 5.20%, 12/1/23                990,300
-------------------------------------------------------------------------
                                                             $ 10,256,100
-------------------------------------------------------------------------
Insured-Hospital -- 1.6%
-------------------------------------------------------------------------
     $  995        Cuyahoga County, (Cleveland Clinic),
                   (MBIA), 5.125%, 1/1/29                    $    955,737
      1,000        Hamilton County (Children's Hospital
                   Medical Center), (MBIA), 4.75%, 5/15/28        897,120
      1,000        Montgomery County, (Miami Valley
                   Hospital), (AMBAC), 6.25%, 11/15/16          1,037,790
-------------------------------------------------------------------------
                                                             $  2,890,647
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.5%
-------------------------------------------------------------------------
     $1,000        Hamilton County Sales Tax, (AMBAC),
                   5.25%, 12/1/32                            $    981,380
      1,500        Hamilton County Sales Tax, (MBIA),
                   4.75%, 12/1/27                               1,367,055
      2,990        Hamilton County Sales Tax, (MBIA),
                   5.00%, 12/1/27                               2,853,028
      1,350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(1)(2)                                 1,257,917
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
-------------------------------------------------------------------------
     $1,575        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $  1,413,862
-------------------------------------------------------------------------
                                                             $  7,873,242
-------------------------------------------------------------------------
Insured-Transportation -- 10.8%
-------------------------------------------------------------------------
     $5,500        Cleveland Airport System, (FSA),
                   5.00%, 1/1/31                             $  5,199,315
      1,600        Ohio Turnpike Commission, (FGIC),
                   4.50%, 2/15/24                               1,416,912
      7,000        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/24                               7,333,060
      3,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              2,724,000
      2,500        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38             2,281,175
-------------------------------------------------------------------------
                                                             $ 18,954,462
-------------------------------------------------------------------------
Miscellaneous -- 1.8%
-------------------------------------------------------------------------
     $3,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(4)   $  3,239,880
-------------------------------------------------------------------------
                                                             $  3,239,880
-------------------------------------------------------------------------
Nursing Home -- 10.1%
-------------------------------------------------------------------------
     $2,000        Cuyahoga County Health Care Facilities,
                   (Benjamin Rose Institute),
                   5.50%, 12/1/17                            $  1,805,000
      2,100        Cuyahoga County Health Care Facilities,
                   (Benjamin Rose Institute),
                   5.50%, 12/1/28(5)                            1,800,057
      1,305        Cuyahoga County Health Care Facilities,
                   (Maple Care Center) (GNMA), (AMT),
                   8.00%, 8/20/16                               1,514,844
      1,000        Hamilton County, (Wesley Hall),
                   6.50%, 3/1/15                                1,056,910
      1,205        North Canton Health Care Facilities,
                   (St. Luke Lutheran), (GNMA),
                   6.10%, 9/20/16                               1,314,378
      6,455        North Canton Health Care Facilities,
                   (St. Luke Lutheran), (GNMA),
                   9.55%, 3/20/32                               8,288,155
      2,400        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                2,041,632
-------------------------------------------------------------------------
                                                             $ 17,820,976
-------------------------------------------------------------------------
Pooled Loans -- 6.8%
-------------------------------------------------------------------------
     $  440        Ohio Economic Development Commission,
                   (Burrows Paper), (AMT), 7.625%, 6/1/11    $    450,520
        115        Ohio Economic Development Commission,
                   (Cheryl & Co.), (AMT), 5.50%, 12/1/04          119,750
        530        Ohio Economic Development Commission,
                   (Cheryl & Co.), (AMT), 5.90%, 12/1/09          549,912

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Pooled Loans (continued)
-------------------------------------------------------------------------
     $1,205        Ohio Economic Development Commission,
                   (Consolidated Biscuit), (AMT),
                   7.00%, 12/1/09                            $  1,322,283
      2,765        Ohio Economic Development Commission, (J
                   J & W LP), (AMT), 6.70%, 12/1/14             2,864,678
        680        Ohio Economic Development Commission,
                   (Ohio Enterprise), (AMT),
                   7.625%, 12/1/11                                694,674
      1,525        Ohio Economic Development Commission,
                   (Progress Plastic Products), (AMT),
                   7.80%, 12/1/09                               1,704,142
      1,000        Ohio Economic Development Commission,
                   (Royal Appliance Manufacturing), (AMT),
                   7.625%, 12/1/11                              1,021,580
      3,300        Rickenbacker Port Authority Capital
                   Funding (Oasbo), 5.375%, 1/1/32              3,160,509
-------------------------------------------------------------------------
                                                             $ 11,888,048
-------------------------------------------------------------------------
Senior Living / Life Care -- 1.7%
-------------------------------------------------------------------------
     $1,000        Allen County Lima, (Convalescent Home
                   Foundation), (GNMA), 6.40%, 1/1/21        $  1,016,200
         40        Hamilton County Hospital Facilities,
                   (Episcopal Retirement Home),
                   6.80%, 1/1/08                                   40,548
      2,250        Summit County Healthcare Facilities,
                   (Village at Saint Edward),
                   5.75%, 12/1/25                               1,901,678
-------------------------------------------------------------------------
                                                             $  2,958,426
-------------------------------------------------------------------------
Special Tax Revenue -- 2.0%
-------------------------------------------------------------------------
     $2,000        Cleveland-Cuyahoga County Port
                   Authority, 7.00%, 12/1/18                 $  1,964,100
      1,430        Cuyahoga County Economic Development,
                   (Shaker Square), 6.75%, 12/1/30              1,539,795
-------------------------------------------------------------------------
                                                             $  3,503,895
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.7%
   (identified cost $169,144,575)                            $170,290,410
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                       $  5,852,682
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $176,143,092
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 34.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.1% to 11.3% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Non-income producing security.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 1.8%
------------------------------------------------------------------------
     $  905        Rhode Island Health and Educational
                   Building Corp., Higher Education
                   Facility, (Brown University),
                   5.00%, 9/1/23                             $   870,999
------------------------------------------------------------------------
                                                             $   870,999
------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.5%
------------------------------------------------------------------------
     $  255        Rhode Island Clean Water Protection
                   Finance Agency, Water Pollution Control,
                   (MBIA), Prerefunded to 10/1/04,
                   5.85%, 10/1/09                            $   276,550
      1,000        Rhode Island Depositors Economic
                   Protection Corp., (MBIA), Escrowed to
                   Maturity, 5.80%, 8/1/12                     1,105,180
        230        Rhode Island Depositors Economic
                   Protection Corp., Escrowed to Maturity,
                   (MBIA), 5.75%, 8/1/21                         246,611
------------------------------------------------------------------------
                                                             $ 1,628,341
------------------------------------------------------------------------
General Obligations -- 1.3%
------------------------------------------------------------------------
     $  225        Puerto Rico, 0.00%, 7/1/16                $   106,472
        500        Puerto Rico Public Buildings Authority,
                   5.25%, 7/1/21                                 495,475
------------------------------------------------------------------------
                                                             $   601,947
------------------------------------------------------------------------
Hospital -- 7.9%
------------------------------------------------------------------------
     $  750        Rhode Island Health and Educational
                   Building Corp., (Westerly Hospital),
                   5.60%, 7/1/31                             $   699,817
        500        Rhode Island HEFA, (Newport Hospital),
                   5.30%, 7/1/29                                 447,670
      1,250        Rhode Island HEFA, (South County
                   Hospital), 5.75%, 11/15/26                  1,202,962
        725        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                     581,907
        830        Rhode Island HEFA, (Westerly Hospital),
                   6.00%, 7/1/14                                 798,584
------------------------------------------------------------------------
                                                             $ 3,730,940
------------------------------------------------------------------------
Housing -- 6.1%
------------------------------------------------------------------------
     $   65        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $    64,997
      1,740        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 6.60%, 10/1/25        1,797,455
        875        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 6.80%, 10/1/25(1)       898,450
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $  135        Rhode Island Housing and Mortgage
                   Finance Corp., (AMT), 7.55%, 10/1/22      $   137,596
------------------------------------------------------------------------
                                                             $ 2,898,498
------------------------------------------------------------------------
Industrial Development Revenue -- 0.7%
------------------------------------------------------------------------
     $  400        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26           $   335,224
------------------------------------------------------------------------
                                                             $   335,224
------------------------------------------------------------------------
Insured-Education -- 16.9%
------------------------------------------------------------------------
     $1,950        Rhode Island Health and Educational
                   Building Corp., (School of Design),
                   (MBIA), 5.00%, 6/1/31                     $ 1,826,975
      1,980        Rhode Island HEFA, (Bryant Collge),
                   (AMBAC), 5.00%, 12/1/31                     1,859,180
      2,000        Rhode Island HEFA, (Johnson and Wales
                   University), (MBIA), 5.00%, 4/1/29          1,888,320
        500        Rhode Island HEFA, (Roger Williams
                   College), (AMBAC), 5.00%, 11/15/24            473,085
        400        Rhode Island HEFA, (Roger Williams
                   College), (AMBAC), 5.00%, 11/15/28            374,144
      1,000        Rhode Island HEFA, (University of Rhode
                   Island), (AMBAC), 5.70%, 9/15/30            1,030,410
        500        Rhode Island HEFA, (University of Rhode
                   Island), (MBIA), 5.50%, 9/15/19               513,910
------------------------------------------------------------------------
                                                             $ 7,966,024
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.8%
------------------------------------------------------------------------
     $1,000        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                      $ 1,000,280
      1,750        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                         803,145
------------------------------------------------------------------------
                                                             $ 1,803,425
------------------------------------------------------------------------
Insured-General Obligations -- 5.8%
------------------------------------------------------------------------
     $1,000        North Kingstown, (FGIC), 5.875%, 10/1/25  $ 1,053,090
        500        Providence Public Building Authority,
                   (School and Public Facilities Projects),
                   (FSA), 5.00%, 12/15/18                        485,350
        500        Providence, (FGIC), 5.00%, 1/15/26            477,535
        375        Rhode Island and Providence Plantations,
                   (FGIC), 4.75%, 9/1/17                         360,116
        335        Rhode Island and Providence Plantations,
                   (FGIC), 5.375%, 6/1/19                        338,842
------------------------------------------------------------------------
                                                             $ 2,714,933
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Hospital -- 3.9%
------------------------------------------------------------------------
     $1,900        Rhode Island HEFA, (Lifespan), (MBIA),
                   5.25%, 5/15/26                            $ 1,833,139
------------------------------------------------------------------------
                                                             $ 1,833,139
------------------------------------------------------------------------
Insured-Housing -- 3.1%
------------------------------------------------------------------------
     $1,000        Rhode Island Housing and Mortgage
                   Finance Corp., (Rental Housing Program),
                   (FSA), (AMT), 5.25%, 10/1/31              $   944,240
        500        Villa Excelsior Housing Development
                   Corp., (MBIA), 6.85%, 1/1/24                  522,835
------------------------------------------------------------------------
                                                             $ 1,467,075
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.0%
------------------------------------------------------------------------
     $1,000        Puerto Rico Public Finance Corp.,
                   (MBIA), 5.00%, 8/1/31                     $   962,000
------------------------------------------------------------------------
                                                             $   962,000
------------------------------------------------------------------------
Insured-Miscellaneous -- 1.2%
------------------------------------------------------------------------
     $  500        Rhode Island Depositors Economic
                   Protection Corp., (MBIA), 5.80%, 8/1/09   $   546,595
------------------------------------------------------------------------
                                                             $   546,595
------------------------------------------------------------------------
Insured-Solid Waste -- 1.5%
------------------------------------------------------------------------
     $  750        Rhode Island Resource Recovery Corp.,
                   (MBIA), (AMT), 5.00%, 3/1/22              $   704,745
------------------------------------------------------------------------
                                                             $   704,745
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 10.0%
------------------------------------------------------------------------
     $1,000        Convention Center Authority of Rhode
                   Island, (MBIA), 5.00%, 5/15/20            $   963,570
      2,300        Convention Center Authority of Rhode
                   Island, (MBIA), 5.25%, 5/15/15              2,389,585
        500        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(2)(3)                                  465,895
        420        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     377,030
        500        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                  502,055
------------------------------------------------------------------------
                                                             $ 4,698,135
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Transportation -- 7.4%
------------------------------------------------------------------------
     $1,750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $ 1,589,000
        250        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/38              238,533
        250        Rhode Island Economic Development Corp.
                   Airport, (FSA), 5.00%, 7/1/23                 237,578
      1,500        Rhode Island Economic Development Corp.
                   Airport, (FSA), 5.00%, 7/1/28               1,404,810
------------------------------------------------------------------------
                                                             $ 3,469,921
------------------------------------------------------------------------
Insured-Water and Sewer -- 6.5%
------------------------------------------------------------------------
     $1,500        Kent County Water Authority, (MBIA),
                   6.35%, 7/15/14                            $ 1,620,765
        750        Rhode Island Clean Water, Safe Drinking
                   Water, (AMBAC), 6.70%, 1/1/15                 817,328
        350        Rhode Island Clean Water, Water
                   Pollution Control, (MBIA),
                   5.40%, 10/1/15                                368,382
        245        Rhode Island Clean Water, Water
                   Pollution Control, (MBIA),
                   5.85%, 10/1/09                                264,683
------------------------------------------------------------------------
                                                             $ 3,071,158
------------------------------------------------------------------------
Miscellaneous -- 3.3%
------------------------------------------------------------------------
     $  515        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(3)(4)   $   556,179
      1,000        Puerto Rico Infrastructure Financing
                   Authority, 5.50%, 10/1/40                   1,024,160
------------------------------------------------------------------------
                                                             $ 1,580,339
------------------------------------------------------------------------
Nursing Home -- 3.5%
------------------------------------------------------------------------
     $  500        Rhode Island HEFA, (Roger Williams
                   Realty), 6.50%, 8/1/29                    $   536,290
      1,275        Rhode Island HEFA, (Steere House),
                   5.80%, 7/1/20                               1,128,082
------------------------------------------------------------------------
                                                             $ 1,664,372
------------------------------------------------------------------------
Pooled Loans -- 1.6%
------------------------------------------------------------------------
     $  750        Rhode Island Student Loan Authority,
                   (AMT), 5.60%, 12/1/12                     $   771,180
------------------------------------------------------------------------
                                                             $   771,180
------------------------------------------------------------------------
Senior Living / Life Care -- 2.0%
------------------------------------------------------------------------
     $1,000        Rhode Island HEFA, (Tockwotton Home),
                   6.25%, 8/15/22                            $   934,300
------------------------------------------------------------------------
                                                             $   934,300
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

RHODE ISLAND MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 3.4%
------------------------------------------------------------------------
     $1,500        Providence, Tax Increment, 7.65%, 6/1/16  $ 1,600,020
------------------------------------------------------------------------
                                                             $ 1,600,020
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.2%
   (identified cost $45,129,842)                             $45,853,310
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.8%                       $ 1,320,614
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $47,173,924
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 67.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 37.2% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 4.1%
------------------------------------------------------------------------
     $  500        Mason PCR, (Appalacian Power),
                   6.85%, 6/1/22                             $   510,895
      1,130        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 502,669
------------------------------------------------------------------------
                                                             $ 1,013,564
------------------------------------------------------------------------
Escrowed / Prerefunded -- 9.2%
------------------------------------------------------------------------
     $2,500        Kanawha-Putnam, Single Family, (AMBAC),
                   Escrowed to Maturity, 0.00%, 12/1/16      $ 1,140,525
      1,000        West Virginia Health Facilities
                   Authority, (Charleston Area Medical
                   Center), Escrowed to Maturity,
                   6.50%, 9/1/23                               1,132,960
------------------------------------------------------------------------
                                                             $ 2,273,485
------------------------------------------------------------------------
General Obligations -- 1.0%
------------------------------------------------------------------------
     $  500        Puerto Rico, 0.00%, 7/1/16                $   236,605
------------------------------------------------------------------------
                                                             $   236,605
------------------------------------------------------------------------
Hospital -- 6.0%
------------------------------------------------------------------------
     $1,000        Berkeley Building Commission, (City
                   Hospital), 6.50%, 11/1/22                 $ 1,014,270
        500        Weirton Municipal Hospital, (Weirton
                   Medical Center), 6.375%, 12/1/31              484,745
------------------------------------------------------------------------
                                                             $ 1,499,015
------------------------------------------------------------------------
Industrial Development Revenue -- 4.8%
------------------------------------------------------------------------
     $  500        Braxton County, (Weyerhaeuser), (AMT),
                   5.80%, 6/1/27(1)                          $   485,030
        675        Jefferson, (Royal Venders), (AMT),
                   5.90%, 8/1/04                                 696,539
------------------------------------------------------------------------
                                                             $ 1,181,569
------------------------------------------------------------------------
Insured-Education -- 8.2%
------------------------------------------------------------------------
     $  455        West Virginia Higher Education Interim
                   Governing Board, (Marshall University),
                   (FGIC), 5.00%, 5/1/31                     $   427,477
        500        West Virginia State University System,
                   (AMBAC), 0.00%, 4/10/24                       142,675
      2,000        West Virginia University, (AMBAC),
                   0.00%, 4/1/31                                 376,340
        500        West Virginia University, (AMBAC),
                   5.75%, 4/1/16                                 518,110
        550        West Virginia University, (AMBAC),
                   6.00%, 4/1/12                                 580,063
------------------------------------------------------------------------
                                                             $ 2,044,665
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Electric Utilities -- 9.0%
------------------------------------------------------------------------
     $  700        Marshall PCR, (Ohio Power), (MBIA),
                   5.45%, 7/1/14                             $   714,000
        250        Pleasant County PCR, (Potomac Edison),
                   (AMBAC), (AMT), 5.50%, 4/1/29                 248,087
      1,000        Pleasant County PCR, (West
                   Pennsylvania), (AMBAC), (AMT),
                   5.50%, 4/1/29                                 995,120
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      269,275
------------------------------------------------------------------------
                                                             $ 2,226,482
------------------------------------------------------------------------
Insured-General Obligations -- 7.7%
------------------------------------------------------------------------
     $  250        Ohio County Board of Education, (MBIA),
                   5.125%, 6/1/18                            $   248,082
        500        West Virginia School Building Authority,
                   (AMBAC), 5.60%, 7/1/17                        517,880
      1,000        West Virginia State Roads, (FGIC),
                   4.50%, 6/1/23                                 888,930
        250        West Virginia, (FGIC), 5.75%, 11/1/21         259,625
------------------------------------------------------------------------
                                                             $ 1,914,517
------------------------------------------------------------------------
Insured-Hospital -- 16.7%
------------------------------------------------------------------------
     $  500        Harrison County Building Commission,
                   (Maplewood Retirement), (AMBAC),
                   5.25%, 4/1/28                             $   483,015
        500        Randolph County Commission Health
                   System, (Davis Health System Inc.),
                   (FSA), 5.20%, 11/1/21                         487,680
      1,000        West Virginia Health Facilities
                   Authority, (Cabell Huntington Hospital),
                   (AMBAC), 6.25%, 1/1/19                      1,057,380
        850        West Virginia Health Facilities
                   Authority, (Charleston Area Medical
                   Center), (MBIA), 5.75%, 9/1/13                889,159
      1,200        West Virginia Health Facilities
                   Authority, (West Virginia University
                   Medical Corp.), (MBIA), 6.10%, 1/1/18       1,226,820
------------------------------------------------------------------------
                                                             $ 4,144,054
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.8%
------------------------------------------------------------------------
     $  500        West Virginia Economic Development
                   Authority, (Correctional Juvenile and
                   Public), (MBIA), 5.00%, 6/1/26            $   474,110
        500        West Virginia Economic Development
                   Authority, (West Virginia University),
                   (AMBAC), 5.00%, 7/15/31                       467,565
------------------------------------------------------------------------
                                                             $   941,675
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.4%
------------------------------------------------------------------------
     $  400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(2)(3)                              $   372,716

                       SEE NOTES TO FINANCIAL STATEMENTS

WEST VIRGINIA MUNICIPALS PORTFOLIO AS OF MARCH 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------
     $  175        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $   157,096
        300        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                  301,233
------------------------------------------------------------------------
                                                             $   831,045
------------------------------------------------------------------------
Insured-Transportation -- 4.8%
------------------------------------------------------------------------
     $1,000        West Virginia Parkways, Economic
                   Development and Tourism Authority,
                   (FGIC), 0.00%, 5/15/04                    $   935,380
        250        West Virginia Parkways, Economic
                   Development and Tourism Authority,
                   (FGIC), 5.25%, 5/15/19                        255,528
------------------------------------------------------------------------
                                                             $ 1,190,908
------------------------------------------------------------------------
Insured-Water and Sewer -- 17.6%
------------------------------------------------------------------------
     $  250        Berkeley Public Service District Sewer,
                   (MBIA), 5.75%, 10/1/25                    $   257,578
        500        Crab Orchard - MacArthur Public Service
                   District Sewer System, (AMBAC),
                   5.50%, 10/1/25                                506,400
        900        Fairmont Waterworks, (AMBAC),
                   4.50%, 7/1/24                                 785,097
        500        Martinsburg Water and Sewer, (MBIA),
                   5.00%, 9/1/31                                 465,450
      1,000        Parkersburg Waterworks and Sewer, (FSA),
                   5.80%, 9/1/19                               1,040,620
        750        West Virginia Water Development, (Loan
                   Program II), (FSA), 6.00%, 11/1/14            802,103
        500        West Virginia Water Development, (Loan
                   Program III), (AMBAC), (AMT),
                   5.65%, 7/1/40                                 503,395
------------------------------------------------------------------------
                                                             $ 4,360,643
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.5%
------------------------------------------------------------------------
     $  400        West Virginia Economic Development
                   Authority, (Office Building),
                   5.00%, 10/1/26                            $   372,492
------------------------------------------------------------------------
                                                             $   372,492
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.8%
   (identified cost $23,640,586)                             $24,230,719
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                       $   546,430
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $24,777,149
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2002, 77.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 11.4% to 36.5% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002

                                      CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                        $218,674,784        $251,106,007          $185,218,450             $15,705,502
   Unrealized appreciation                  17,671,206           9,624,175             4,590,329                 550,076
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                     $236,345,990        $260,730,182          $189,808,779             $16,255,578
-----------------------------------------------------------------------------------------------------------------------------
Cash                                      $         --        $  1,220,725          $  1,273,933             $   165,013
Receivable for investments sold                     --             945,000             1,211,600                  25,522
Interest receivable                          3,191,972           5,381,526             2,719,486                 277,290
Receivable for daily variation
   margin on open financial
   futures contracts                           160,521             147,761               119,281                   6,750
Receivable for open swap contracts                  --                  --                99,541                      --
Prepaid expenses                                 1,093               1,230                   864                      74
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $239,699,576        $268,426,424          $195,233,484             $16,730,227
-----------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased         $         --        $  1,455,623          $         --             $        --
Due to bank                                     86,710                  --                    --                      --
Payable to affiliate for Trustees'
   fees                                             --                 666                    --                      --
Accrued expenses                                30,655              24,976                33,079                  14,253
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $    117,365        $  1,481,265          $     33,079             $    14,253
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $239,582,211        $266,945,159          $195,200,405             $16,715,974
-----------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals          $221,461,292        $256,569,290          $189,861,858             $16,124,638
Net unrealized appreciation
   (computed on the basis of
   identified cost)                         18,120,919          10,375,869             5,338,547                 591,336
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                     $239,582,211        $266,945,159          $195,200,405             $16,715,974
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2002

                                      NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                       $300,367,735      $169,144,575        $45,129,842              $23,640,586
   Unrealized appreciation                 23,240,401         1,145,835            723,468                  590,133
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                    $323,608,136      $170,290,410        $45,853,310              $24,230,719
-------------------------------------------------------------------------------------------------------------------------
Cash                                     $     72,132      $  3,872,187        $   426,079              $   198,313
Receivable for investments sold               179,216                --                 --                       --
Interest receivable                         6,377,814         2,961,148            882,626                  354,006
Receivable for daily variation
   margin on open financial
   futures contracts                          269,171           149,351             10,625                    6,375
Receivable for open swap contracts            109,350                --             18,225                       --
Prepaid expenses                                1,551               808                222                      113
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                             $330,617,370      $177,273,904        $47,191,087              $24,789,526
-------------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased        $         --      $  1,109,790        $        --              $        --
Demand note payable                         2,700,000                --                 --                       --
Payable to affiliate for Trustees'
   fees                                            --               495                 --                       63
Accrued expenses                               46,050            20,527             17,163                   12,314
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                        $  2,746,050      $  1,130,812        $    17,163              $    12,377
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                 $327,871,320      $176,143,092        $47,173,924              $24,777,149
-------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals         $303,902,283      $174,580,433        $46,372,976              $24,151,463
Net unrealized appreciation
   (computed on the basis of
   identified cost)                        23,969,037         1,562,659            800,948                  625,686
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                    $327,871,320      $176,143,092        $47,173,924              $24,777,149
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

                                      CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Interest                                  $  7,340,219         $ 8,395,811           $ 5,946,486              $ 486,042
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  7,340,219         $ 8,395,811           $ 5,946,486              $ 486,042
-----------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                    $    590,965         $   614,740           $   428,385              $  13,322
Trustees fees and expenses                       7,818               9,661                 6,642                    102
Legal and accounting services                   21,908              24,019                15,153                 11,564
Custodian fee                                   45,781              81,832                44,351                  6,826
Miscellaneous                                    4,053               6,874                 7,183                  1,516
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                            $    670,525         $   737,126           $   501,714              $  33,330
-----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee             $         --         $    81,832           $    25,136              $   2,461
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $         --         $    81,832           $    25,136              $   2,461
-----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                              $    670,525         $   655,294           $   476,578              $  30,869
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                     $  6,669,694         $ 7,740,517           $ 5,469,908              $ 455,173
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)             $      7,268         $ 1,818,907           $   299,511              $ (19,593)
   Financial futures contracts                  99,612            (147,974)               24,201                 (7,691)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                  $    106,880         $ 1,670,933           $   323,712              $ (27,284)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                              $(10,759,491)        $(9,413,504)          $(6,897,028)             $(396,590)
   Financial futures contracts                 513,489             825,919               640,570                 45,483
   Interest rate swap contracts                     --                  --               177,319                     --
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(10,246,002)        $(8,587,585)          $(6,079,139)             $(351,107)
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(10,139,122)        $(6,916,652)          $(5,755,427)             $(378,391)
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                 $ (3,469,428)        $   823,865           $  (285,519)             $  76,782
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

                                      NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Interest                                 $ 9,968,266       $ 5,629,567         $ 1,321,256               $ 696,806
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                  $ 9,968,266       $ 5,629,567         $ 1,321,256               $ 696,806
-------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                   $   757,417       $   392,716         $    62,827               $  23,475
Trustees fees and expenses                    10,256             7,059               1,012                     165
Legal and accounting services                 22,171            13,733              13,508                   6,059
Custodian fee                                 74,155            39,484              12,553                  11,412
Miscellaneous                                 11,359             8,605               2,235                   1,767
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                           $   875,358       $   461,597         $    92,135               $  42,878
-------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee            $        --       $        --         $     5,623               $   1,780
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                 $        --       $        --         $     5,623               $   1,780
-------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                             $   875,358       $   461,597         $    86,512               $  41,098
-------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                    $ 9,092,908       $ 5,167,970         $ 1,234,744               $ 655,708
-------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)            $   611,828       $(2,963,708)        $   220,940               $  88,300
   Financial futures contracts             1,165,551           500,813               3,270                   2,337
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                 $ 1,777,379       $(2,462,895)        $   224,210               $  90,637
-------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                             $(9,037,511)      $(1,978,385)        $(1,711,385)              $(756,090)
   Financial futures contracts               639,072           433,444              46,876                  27,750
   Interest rate swap contracts              168,308                --              28,051                      --
-------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)           $(8,230,131)      $(1,544,941)        $(1,636,458)              $(728,340)
-------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS         $(6,452,752)      $(4,007,836)        $(1,412,248)              $(637,703)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                $ 2,640,156       $ 1,160,134         $  (177,504)              $  18,005
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

INCREASE (DECREASE) IN NET ASSETS     CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $  6,669,694        $  7,740,517          $  5,469,908             $   455,173
   Net realized gain (loss)                    106,880           1,670,933               323,712                 (27,284)
   Net change in unrealized
      appreciation (depreciation)          (10,246,002)         (8,587,585)           (6,079,139)               (351,107)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                 $ (3,469,428)       $    823,865          $   (285,519)            $    76,782
-----------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 10,785,736        $ 15,729,925          $ 11,762,916             $ 1,049,348
   Withdrawals                             (15,789,665)        (22,580,146)          (13,273,539)             (1,441,234)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $ (5,003,929)       $ (6,850,221)         $ (1,510,623)            $  (391,886)
-----------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $ (8,473,357)       $ (6,026,356)         $ (1,796,142)            $  (315,104)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                    $248,055,568        $272,971,515          $196,996,547             $17,031,078
-----------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                          $239,582,211        $266,945,159          $195,200,405             $16,715,974
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2002

INCREASE (DECREASE) IN NET ASSETS     NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                 $  9,092,908      $  5,167,970        $ 1,234,744              $   655,708
   Net realized gain (loss)                 1,777,379        (2,462,895)           224,210                   90,637
   Net change in unrealized
      appreciation (depreciation)          (8,230,131)       (1,544,941)        (1,636,458)                (728,340)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                $  2,640,156      $  1,160,134        $  (177,504)             $    18,005
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                         $ 12,998,005      $  6,063,580        $ 4,126,840              $ 1,040,460
   Withdrawals                            (26,617,305)      (14,139,330)        (2,141,686)              (1,257,799)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS      $(13,619,300)     $ (8,075,750)       $ 1,985,154              $  (217,339)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                $(10,979,144)     $ (6,915,616)       $ 1,807,650              $  (199,334)
-------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------
At beginning of period                   $338,850,464      $183,058,708        $45,366,274              $24,976,483
-------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                         $327,871,320      $176,143,092        $47,173,924              $24,777,149
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS     CALIFORNIA PORTFOLIO  FLORIDA PORTFOLIO  MASSACHUSETTS PORTFOLIO  MISSISSIPPI PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $ 12,953,351        $  15,828,749         $ 10,201,616             $   864,571
   Net realized gain (loss)                 (1,162,707)          (4,758,664)          (1,053,104)                 25,035
   Net change in unrealized
      appreciation (depreciation)           15,369,731           20,641,624           11,593,115                 707,725
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 27,160,375        $  31,711,709         $ 20,741,627             $ 1,597,331
-----------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 24,493,353        $  17,676,816         $ 28,513,787             $ 1,919,575
   Withdrawals                             (42,418,330)         (54,273,933)         (29,419,141)             (2,312,759)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $(17,924,977)       $ (36,597,117)        $   (905,354)            $  (393,184)
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                 $  9,235,398        $  (4,885,408)        $ 19,836,273             $ 1,204,147
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of year                      $238,820,170        $ 277,856,923         $177,160,274             $15,826,931
-----------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $248,055,568        $ 272,971,515         $196,996,547             $17,031,078
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INCREASE (DECREASE) IN NET ASSETS     NEW YORK PORTFOLIO  OHIO PORTFOLIO  RHODE ISLAND PORTFOLIO  WEST VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $  17,506,922      $ 10,719,014        $ 2,209,415             $  1,331,231
   Net realized gain (loss)                 2,140,337        (1,325,014)             8,450                 (261,341)
   Net change in unrealized
      appreciation (depreciation)          21,144,172         5,901,265          2,501,873                1,449,080
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $  40,791,431      $ 15,295,265        $ 4,719,738             $  2,518,970
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                        $  26,243,343      $ 11,869,893        $ 8,388,370             $  1,634,082
   Withdrawals                            (63,672,421)      (28,074,174)        (5,496,453)              (4,106,951)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS     $ (37,429,078)     $(16,204,281)       $ 2,891,917             $ (2,472,869)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                               $   3,362,353      $   (909,016)       $ 7,611,655             $     46,101
-------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------
At beginning of year                    $ 335,488,111      $183,967,724        $37,754,619             $ 24,930,382
-------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                          $ 338,850,464      $183,058,708        $45,366,274             $ 24,976,483
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                CALIFORNIA PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      -------------------------------------------------------------
                                  (UNAUDITED)(1)        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.55%(2)        0.57%        0.58%        0.56%        0.55%        0.57%
   Expenses after custodian
      fee reduction                       0.55%(2)        0.54%        0.57%        0.54%        0.53%        0.56%
   Net investment income                  5.43%(2)        5.26%        5.65%        5.30%        5.33%        5.76%
Portfolio Turnover                           0%             26%          13%          28%          16%          12%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                          (1.46)%            --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $239,582        $248,056     $238,820     $270,200     $312,009     $327,004
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.40% to 5.43%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  FLORIDA PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      -------------------------------------------------------------
                                  (UNAUDITED)(1)        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.54%(2)        0.54%        0.56%        0.52%        0.51%        0.52%
   Expenses after custodian
      fee reduction                       0.48%(2)        0.48%        0.51%        0.48%        0.47%        0.48%
   Net investment income                  5.69%(2)        5.68%        5.72%        5.26%        5.03%        5.53%
Portfolio Turnover                           7%             11%          12%          40%          25%          54%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           0.20%             --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $266,945        $272,972     $277,857     $346,843     $456,020     $514,201
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.68% to 5.69%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                               MASSACHUSETTS PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      -------------------------------------------------------------
                                  (UNAUDITED)(1)        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.51%(2)        0.52%        0.54%        0.52%        0.54%        0.53%
   Expenses after custodian
      fee reduction                       0.48%(2)        0.48%        0.52%        0.50%        0.52%        0.52%
   Net investment income                  5.56%(2)        5.47%        5.79%        5.40%        5.36%        5.75%
Portfolio Turnover                           3%              8%          15%          24%          28%          35%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                          (0.21)%            --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $195,200        $196,997     $177,160     $212,277     $250,726     $253,675
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.52% to 5.56%. Ratios for the periods prior to October 1, 2001 have not been restated to refect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                             MISSISSIPPI PORTFOLIO
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      --------------------------------------------------------
                                  (UNAUDITED)(1)        2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.39%(2)        0.42%       0.47%       0.36%       0.37%       0.38%
   Expenses after custodian
      fee reduction                      0.36%(2)        0.37%       0.45%       0.34%       0.35%       0.37%
   Net investment income                 5.38%(2)        5.33%       5.55%       5.30%       5.21%       5.59%
Portfolio Turnover                          4%             11%          4%         16%         17%          6%
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                          0.40%             --          --          --          --          --
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $16,716         $17,031     $15,827     $17,937     $20,740     $22,127
--------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.28% to 5.38%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 NEW YORK PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      -------------------------------------------------------------
                                  (UNAUDITED)(1)        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.52%(2)        0.53%        0.54%        0.53%        0.53%        0.57%
   Expenses after custodian
      fee reduction                       0.52%(2)        0.53%        0.54%        0.52%        0.51%        0.57%
   Net investment income                  5.43%(2)        5.15%        5.56%        5.30%        5.28%        5.60%
Portfolio Turnover                           3%             19%          27%          41%          55%          44%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           0.78%             --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $327,871        $338,850     $335,488     $402,118     $486,064     $527,604
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.41% to 5.43%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                   OHIO PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      -------------------------------------------------------------
                                  (UNAUDITED)(1)        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.52%(2)        0.53%        0.57%        0.55%        0.56%        0.56%
   Expenses after custodian
      fee reduction                       0.52%(2)        0.52%        0.57%        0.54%        0.54%        0.55%
   Net investment income                  5.77%(2)        5.87%        6.00%        5.54%        5.50%        5.70%
Portfolio Turnover                           9%             22%          28%          59%          17%          30%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           0.56%             --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $176,143        $183,059     $183,968     $216,464     $255,030     $271,269
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratio for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                             RHODE ISLAND PORTFOLIO
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      --------------------------------------------------------
                                  (UNAUDITED)(1)        2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                          0.39%(2)        0.40%       0.43%       0.39%       0.39%       0.27%
   Net expenses after
      custodian fee reduction            0.37%(2)        0.35%       0.40%       0.35%       0.36%       0.23%
   Net investment income                 5.30%(2)        5.33%       5.66%       5.24%       5.28%       5.54%
Portfolio Turnover                          6%             14%         15%         18%         24%         39%
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                         (0.42)%            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $47,174         $45,366     $37,755     $41,732     $42,071     $40,218
--------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                                                              0.39%
   Expenses after custodian
      fee reduction                                                                                      0.35%
   Net investment income                                                                                 5.42%
--------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.28% to 5.30%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                            WEST VIRGINIA PORTFOLIO
                                  ----------------------------------------------------------------------------
                                  SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2002      --------------------------------------------------------
                                  (UNAUDITED)(1)        2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.34%(2)        0.39%       0.45%       0.40%       0.37%       0.38%
   Expenses after custodian
      fee reduction                      0.33%(2)        0.35%       0.43%       0.38%       0.34%       0.36%
   Net investment income                 5.25%(2)        5.32%       5.48%       5.13%       5.34%       5.44%
Portfolio Turnover                         12%             12%          7%         32%         16%         24%
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                         (0.01)%            --          --          --          --          --
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $24,777         $24,976     $24,930     $26,961     $31,920     $33,503
--------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net assets from 5.22% to 5.25%. Ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively, the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective October 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolios' net assets, but resulted in the following reclassification of the components of net assets as of September 30, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN  DECREASE IN
                                              COST OF      NET UNREALIZED
    PORTFOLIO                                 SECURITIES   APPRECIATION
    ---------------------------------------------------------------------
    California                                $   343,850  $     (343,850)
    Florida                                       139,573        (139,573)
    Massachusetts                                 617,027        (617,027)
    Mississippi                                   101,125        (101,125)
    New York                                      220,750        (220,750)
    Ohio                                            7,831          (7,831)
    Rhode Island                                   32,399         (32,399)
    West Virginia                                  19,489         (19,489)

   The effect of this change for the six months ended March 31, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    PORTFOLIO                                 INCOME          GAIN (LOSS)   APPRECIATION
    --------------------------------------------------------------------------------------
    California                                $       42,728  $         --  $      (42,728)
    Florida                                           15,736        (1,381)        (14,355)
    Massachusetts                                     44,422          (448)        (43,974)
    Mississippi                                        8,248            --          (8,248)
    New York                                          26,797           401         (27,198)
    Ohio                                               2,309        (1,148)         (1,161)
    Rhode Island                                       4,326          (246)         (4,080)
    West Virginia                                      4,211          (100)         (4,111)

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes.

 C Federal Taxes -- The Portfolios are treated as a partnership for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as a substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 L Interim Financial Statements -- The interim financial statements relating to
   March 31, 2002 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended March 31, 2002, each Portfolio paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT    EFFECTIVE RATE*
    -------------------------------------------------------------------
    California                                $590,965            0.48%
    Florida                                    614,740            0.45%
    Massachusetts                              428,385            0.44%
    Mississippi                                 13,322            0.16%
    New York                                   757,417            0.45%
    Ohio                                       392,716            0.44%
    Rhode Island                                62,827            0.27%
    West Virginia                               23,475            0.19%

 *    Advisory fees paid as a percentage of average daily net assets
      (annualized).

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2002, no significant amounts have been deferred.
   Certain Officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------

   Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the six months ended March 31, 2002 were as follows:

    CALIFORNIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,125,574
    Sales                                         297,050

    FLORIDA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $19,451,633
    Sales                                      23,742,800

    MASSACHUSETTS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $11,412,014
    Sales                                       6,370,240

    MISSISSIPPI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $   794,466
    Sales                                         667,869

    NEW YORK PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $11,240,609
    Sales                                      14,392,689

    OHIO PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $16,118,058
    Sales                                      20,289,677

    RHODE ISLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 6,525,210
    Sales                                       2,889,007

    WEST VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,113,173
    Sales                                       3,047,034

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of the investments owned by each Portfolio at March 31, 2002, as computed on a federal income tax basis, were as follows:

    CALIFORNIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $218,288,206
    ------------------------------------------------------
    Gross unrealized appreciation             $ 22,818,030
    Gross unrealized depreciation               (4,760,246)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 18,057,784
    ------------------------------------------------------
    FLORIDA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $250,956,670
    ------------------------------------------------------
    Gross unrealized appreciation             $ 13,241,527
    Gross unrealized depreciation               (3,468,015)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  9,773,512
    ------------------------------------------------------
    MASSACHUSETTS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $184,563,941
    ------------------------------------------------------
    Gross unrealized appreciation             $  9,114,897
    Gross unrealized depreciation               (3,870,059)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  5,244,838
    ------------------------------------------------------

    MISSISSIPPI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 15,596,130
    ------------------------------------------------------
    Gross unrealized appreciation             $    779,823
    Gross unrealized depreciation                 (120,375)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    659,448
    ------------------------------------------------------

    NEW YORK PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $300,119,787
    ------------------------------------------------------
    Gross unrealized appreciation             $ 25,253,788
    Gross unrealized depreciation               (1,765,439)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 23,488,349
    ------------------------------------------------------

    OHIO PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $169,173,189
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,462,585
    Gross unrealized depreciation               (5,345,364)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,117,221
    ------------------------------------------------------

    RHODE ISLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 45,093,363
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,471,132
    Gross unrealized depreciation                 (711,185)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    759,947
    ------------------------------------------------------

    WEST VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 23,616,986
    ------------------------------------------------------
    Gross unrealized appreciation             $    925,440
    Gross unrealized depreciation                 (311,707)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    613,733
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 2002, the New York Portfolio had a balance outstanding pursuant to this line of credit of $2,700,000. The Portfolios did not have any significant borrowings or allocated fees during the six months ended March 31, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include

EATON VANCE MUNICIPALS PORTFOLIOS AS OF MARCH 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at March 31, 2002 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                    EXPIRATION                                        NET UNREALIZED
    PORTFOLIO                       DATE        CONTRACTS                 POSITION     APPRECIATION
    ------------------------------------------------------------------------------------------------
    California                      6/02        220 U.S. Treasury Bond    Short          $449,713
    ------------------------------------------------------------------------------------------------
    Florida                         6/02        190 U.S. Treasury Bond    Short           751,694
    ------------------------------------------------------------------------------------------------
    Massachusetts                   6/02        80 Municipal Bond         Short           207,020
                                    6/02        91 U.S. Treasury Bond     Short           441,657
    ------------------------------------------------------------------------------------------------
    Mississippi                     6/02        8 U.S. Treasury Bond      Short            41,260
    ------------------------------------------------------------------------------------------------
    New York                        6/02        255 U.S. Treasury Bond    Short           619,286
    ------------------------------------------------------------------------------------------------
    Ohio                            6/02        145 U.S. Treasury Bond    Short           416,824
    ------------------------------------------------------------------------------------------------
    Rhode Island                    6/02        20 Municipal Bond         Short            59,255
    ------------------------------------------------------------------------------------------------
    West Virginia                   6/02        12 Municipal Bond         Short            35,553

   At March 31, 2002, the Portfolios had sufficient cash and/ or securities to cover margin requirements on open future contracts.

   At March 31, 2002, the Massachusetts Portfolio had entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. and New York and Rhode Island Portfolios entered into an interest rate swap agreement with Morgan Guaranty Trust Company of New York. Under the swap agreement, the Massachusetts, New York and Rhode Island Portfolios make bi-annual payments at a rate equal to 4.7675%, 4.6530% and 4.5922%, respectively, on the notional amount of $6,000,000, $6,000,000 and $1,000,000, respectively. In exchange, the Portfolios receive payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the Massachusetts Portfolio contract, which terminates May 1, 2022, and the New York and Rhode Island Portfolios contracts, which terminate November 1, 2021, are recorded as a receivable for open swap contracts of $99,541, $109,350 and $18,225 respectively, on March 31, 2002.

EATON VANCE MUNICIPALS FUNDS AS OF MARCH 31, 2002

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President, Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President and Portfolio
Manager of New York and
Ohio Municipals Portfolios

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President and Portfolio
Manager of Massachusetts,
Rhode Island, and West Virginia
Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio
Manager of California, Florida,
and Mississippi Municipals
Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Unicorn Corporation

Lynn A. Stout
Professor of Law
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122





--------------------------------------------------------------------------------

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers.

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


                           For more information about
              Eaton Vance's privacy policies, call 1-800-262-1122

--------------------------------------------------------------------------------


EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES
     AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                   SEND MONEY.
--------------------------------------------------------------------------------

438-5/02                                                                 MUNISRC